LADENBURG INCOME FUND

Class A Shares: LNCAX Class C Shares: LNCCX Class I Shares: LNCIX

LADENBURG INCOME & GROWTH FUND

Class A Shares: LNOAX Class C Shares: LNOCX Class I Shares: LNOIX

LADENBURG GROWTH & INCOME FUND

Class A Shares: LOWAX Class C Shares: LOWCX Class I Shares: LOWIX

LADENBURG GROWTH FUND

Class A Shares: LGWAX Class C Shares: LGWCX Class I Shares: LGWIX

LADENBURG AGGRESSIVE GROWTH FUND

Class A Shares: LAWAX Class C Shares: LAWCX Class I Shares: LAGIX

PROSPECTUS

October 28, 2019

Advised by

Ladenburg Thalmann Asset Management, Inc.

277 Park Avenue, 26th Floor

New York, NY 10172

This Prospectus provides important information about the Funds that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.ladenburgfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports calling the Fund at 1-877-803-6583. If you own these shares through a financial intermediary, contact the financial intermediary to request paper copies. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you. You may also elect to receive all future reports in paper free of charge.

TABLE OF CONTENTS

FUND SUMMARY: LADENBURG INCOME FUND	1
FUND SUMMARY: LADENBURG INCOME & GROWTH FUND	5
FUND SUMMARY: LADENBURG GROWTH & INCOME FUND	9
FUND SUMMARY: LADENBURG GROWTH FUND	13
FUND SUMMARY: LADENBURG AGGRESSIVE GROWTH FUND	17
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	21
Investment Objectives	21
Principal Investment Strategies	21
Temporary Investments	24
Portfolio Holdings Disclosure	24
Cybersecurity	24
MANAGEMENT	25
Investment Adviser	25
Investment Adviser Portfolio Manager	25
HOW SHARES ARE PRICED	28
HOW TO PURCHASE SHARES	29
HOW TO REDEEM SHARES	32
HOW TO EXCHANGE SHARES	34
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	34
EXCHANGE PRIVILEGE	35
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	35
DISTRIBUTION OF SHARES	36
Distributor	36
Distribution Fees	36
Additional Compensation to Financial Intermediaries	36
Householding	36
FINANCIAL HIGHLIGHTS	37
Privacy Notice	52

FUND SUMMARY: LADENBURG INCOME FUND

Investment Objective: The Fund seeks to provide current income and capital preservation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 29 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee (as a % of amount redeemed)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1 Fees)	0.25%	1.00%	0.00%
Other Expenses	1.20%	1.25%	1.17%
Acquired Fund Fees and Expenses (1)(2)	0.26%	0.26%	0.26%
Total Annual Fund Operating Expenses	2.21%	3.01%	1.93%
Fee Waiver and/or Reimbursement (2)	(0.95)%	(1.00)%	(0.82)%
Total Annual Fund Operating Expenses After Fee Waiver	1.26%	2.01%	1.11%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements will include only the direct operating expenses incurred by the Fund.
(2)	The Fund’s adviser has contractually agreed to waive management fees and/or to make payments to limit Fund expenses, at least until October 31, 2020, so that the total annual operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser)) of the Fund do not exceed 1.00%, 1.75% and 0.85% of the Fund’s average daily net assets attributable to the Fund’s Class A, Class C and Class I shares, respectively. Any waiver or reimbursement by the adviser is subject to repayment by the Fund within the three years from the date the adviser waived any payment or reimbursed any expense, if the Fund is able to make the repayment without exceeding the current expense limitation in place at the time of waiver or the current expense limitation and the repayment is approved by the Board of Trustees.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$722	$1,070	$1,543	$2,846
Class C	$304	$836	$1,494	$3,257
Class I	$113	$527	$966	$2,187

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 34.73% of the average value of its portfolio.

1

Principal Investment Strategies: The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing in a combination of equity, fixed income and alternative strategy exchange traded funds (“ETFs”), exchange traded notes (“ETNs”) and mutual funds (together, “Underlying Funds”). The Underlying Funds in which the Fund invests each primarily invest in (1) U.S. common stocks, (2) foreign common stocks, (3) U.S. fixed income securities, (4) foreign fixed income securities or (5) alternative investments including managed futures, master-limited partnerships, commodities, and long-short strategies. Equity Underlying Funds may follow a growth or value-investing style and may include those that invest in small-cap, mid-cap or large cap companies. The adviser invests Fund assets in fixed income Underlying Funds without restriction as to minimum issuer credit quality, sector, capitalization, country of origin, or security maturity. Fixed income Underlying Funds may invest in non-investment grade fixed income securities, commonly known as “high yield” or “junk” bonds that are rated below Baa3 by Moody’s Investors Service or similarly by another rating agency. Foreign equity Underlying Funds may invest in common stock of companies located in emerging market countries. The Fund may invest up to 15% of its net assets in Underlying Funds that primarily invest in foreign securities.

The Fund’s adviser invests the Fund’s assets in the Underlying Funds in accordance with the following ranges:

Equity	0-30%
Fixed Income	50-90%
Alternatives	0-20%

The Fund’s adviser makes tactical reallocations or rebalances in response to market conditions. Such reallocations or rebalances may be within an asset class (e.g. shifting between market capitalizations, geographic regions, credit qualities or durations) or between asset classes (e.g. shifting some of the Fund’s assets allocated to equity into fixed income).

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance.

The following risks apply to the Fund through its investments in Underlying Funds as well as through any direct investments in securities.

•	Commodity Risk: Commodity prices are influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or production restrictions.
•	Credit Risk: Security issuers and derivative counterparties might not make payments on securities or instruments held by the Fund resulting in losses. Credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. High yield or junk bonds are speculative investments that carry greater risk of default than higher quality debt securities.
•	Derivatives Risk: The Fund may use derivatives (including options, futures and options on futures) or invest in Underlying Funds that use derivatives to enhance returns or hedge against market declines. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the Fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the Fund.
•	Emerging Markets Risk: Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems which offer fewer protections to securities holders. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.
•	Exchange Traded Fund (“ETF”) and Mutual Fund Risk: The cost of investing in the Fund will be higher than the cost of investing directly in ETFs and other mutual funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each ETF and mutual fund is subject to specific risks, depending on the nature of the fund.
•	Exchange Traded Note (“ETN”) Risk: The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity. The value of the ETN may drop due to a downgrade in the issuer’s credit rating, even if the underlying index remains unchanged. Investments in ETNs are subject to the risks facing income securities in general including the risk that a counterparty will fail to make payments when due or default.
•	Fixed Income Risk: A rise in interest rates causes a decline in the value of fixed income securities and fixed income derivatives.
•	Foreign Currency Risk: Foreign securities and currency strategies will subject the Fund to currency trading risks that include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.
2

•
Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.
•	Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
•	Junk Bond Risk: Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.
•	Management Risk: The adviser’s dependence on its judgments about the attractiveness, value and potential appreciation of ETFs in which the Fund invests may prove to be incorrect and may not produce the desired results.
•	Market Risk: Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests. Factors such as foreign and domestic economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets.
•	Master-Limited Partnership Risk: Investments in Master Limited Partnerships (“MLPs”) involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs could enhance or harm the overall performance of the Fund.
•	Short Sale Risk: Positions in shorted securities are often speculative and more risky than “long” positions (purchases). Unlike long positions, losses on short positions are potentially unlimited.
•	Small and Medium Capitalization Stock Risk: The value of a small or medium capitalization company stocks may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Performance:

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. Returns for Class A and Class C shares, which are not presented, would be different than the returns for Class I shares. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by calling 1-877-803-6583 or visiting www.ladenburgfunds.com.

Class I Shares

Annual Total Return For Calendar Year Ended December 31

Best Quarter:	First Quarter 2017	2.34%
Worst Quarter:	Fourth Quarter 2018	(3.70)%

The total return for Class I shares from January 1, 2019 to September 30, 2019 was 9.26%.

3

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2018)

	One Year	Since Inception (8/24/15)
Return before taxes – Class I Shares	(3.64)%	1.66%
Return after taxes on distributions	(4.23)%	1.20%
Return after taxes on distributions and sale of Fund shares	(2.05)%	1.11%
Return before taxes – Class A Shares	(8.61)%	0.02%
Return before taxes – Class C Shares	(4.57)%	0.95%
S&P 500 Total Return Index (1)	(4.38)%	11.00%
Barclays US Gov’t/Credit Bond Index (2)	(0.42)%	1.65%
(1)	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.
(2)	The Barclays US Gov’t/Credit Bond Index is an unmanaged index which measures performance of U.S. dollar denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities that have a remaining maturity of greater than or equal to 1 year. In addition, the securities have $250 million or more of outstanding face value, and must be fixed rate and non-convertible. Investors cannot invest directly in an index or benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”). The after tax returns for Class A and Class C shares are not shown and would differ from those of Class I Shares.

Investment Adviser: Ladenburg Thalmann Asset Management Inc. is the Fund’s investment adviser.

Investment Adviser Portfolio Manager: Phillip Blancato, President and Chief Executive Officer of the adviser, has served the Fund as its Portfolio Manager since it commenced operations in 2015.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request or by telephone. The minimum initial and subsequent investment in Class A and Class C shares is $1,000 for and Class I shares the minimum initial investment is $1,000,000 and minimum subsequent investment is $1,000.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4

FUND SUMMARY: LADENBURG INCOME & GROWTH FUND

Investment Objective: The Fund seeks to provide current income and capital preservation with a secondary objective of growth of capital.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 29 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee (as a % of amount redeemed)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1 Fees)	0.25%	1.00%	0.00%
Other Expenses(1)	0.57%	0.57%	0.57%
Acquired Fund Fees and Expenses (1)(2)	0.23%	0.23%	0.23%
Total Annual Fund Operating Expenses	1.55%	2.30%	1.30%
Fee Waiver and/or Reimbursement (2)	(0.32)%	(0.32)%	(0.22)%
Total Annual Fund Operating Expenses After Fee Waiver	1.23%	1.98%	1.08%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements will include only the direct operating expenses incurred by the Fund.
(2)	The Fund’s adviser has contractually agreed to waive management fees and/or to make payments to limit Fund expenses, at least until October 31, 2020 so that the total annual operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser)) of the Fund do not exceed 1.00%, 1.75% and 0.85% of the Fund’s average daily net assets attributable to the Fund’s Class A, Class C and Class I shares, respectively. Any waiver or reimbursement by the adviser is subject to repayment by the Fund within the three years from the date the adviser waived any payment or reimbursed any expense, if the Fund is able to make the repayment without exceeding the current expense limitation in place at the time of waiver or the current expense limitation and the repayment is approved by the Board of Trustees. This agreement may be terminated only by the Fund’s Board of Trustees, on 60 days’ written notice to the adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$719	$935	$1,274	$2,227
Class C	$301	$688	$1,201	$2,611
Class I	$110	$390	$692	$1,548

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 24.47% of the average value of its portfolio.

5

Principal Investment Strategies: The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing in a combination of equity, fixed income and alternative strategy exchange traded funds (“ETFs”), exchange traded notes (“ETNs”) and mutual funds (together, “Underlying Funds”). The Underlying Funds in which the Fund invests each primarily invest in (1) U.S. common stocks, (2) foreign common stocks, (3) U.S. fixed income securities, (4) foreign fixed income securities or (5) alternative investments including managed futures, master-limited partnerships, commodities, and long-short strategies. Equity Underlying Funds may follow a growth or value-investing style and may include those that invest in small-cap, mid-cap or large cap companies. The adviser invests Fund assets in fixed income Underlying Funds without restriction as to minimum issuer credit quality, sector, capitalization, country of origin, or security maturity. Fixed income Underlying Funds may invest in non-investment grade fixed income securities, commonly known as “high yield” or “junk” bonds that are rated below Baa3 by Moody’s Investors Service or similarly by another rating agency. Foreign equity Underlying Funds may invest in common stock of companies located in emerging market countries. The Fund may invest up to 25% of its net assets in Underlying Funds that primarily invest in foreign securities.

The Fund’s adviser invests the Fund’s assets in the Underlying Funds in accordance with the following ranges:

Equity	20-50%
Fixed Income	40-70%
Alternatives	0-20%

The Fund’s adviser makes tactical reallocations or rebalances in response to market conditions. Such reallocations or rebalances may be within an asset class (e.g. shifting between market capitalizations, geographic regions, credit qualities or durations) or between asset classes (e.g. shifting some of the Fund’s assets allocated to equity into fixed income).

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance.

The following risks apply to the Fund through its investments in Underlying Funds as well as through any direct investments in securities.

•	Commodity Risk: Commodity prices are influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or production restrictions.
•	Credit Risk: Security issuers and derivative counterparties might not make payments on securities or instruments held by the Fund resulting in losses. Credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. High yield or junk bonds are speculative investments that carry greater risk of default than higher quality debt securities.
•	Derivatives Risk: The Fund may use derivatives (including options, futures and options on futures) or invest in Underlying Funds that use derivatives to enhance returns or hedge against market declines. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the Fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the Fund.
•	Emerging Markets Risk: Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems which offer fewer protections to securities holders. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.
•	Exchange Traded Fund (“ETF”) and Mutual Fund Risk: The cost of investing in the Fund will be higher than the cost of investing directly in ETFs and other mutual funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each ETF and mutual fund is subject to specific risks, depending on the nature of the fund.
•	Exchange Traded Note (“ETN”) Risk: The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity. The value of the ETN may drop due to a downgrade in the issuer’s credit rating, even if the underlying index remains unchanged. Investments in ETNs are subject to the risks facing income securities in general including the risk that a counterparty will fail to make payments when due or default.
•	Fixed Income Risk: A rise in interest rates causes a decline in the value of fixed income securities and fixed income derivatives.
•	Foreign Currency Risk: Foreign securities and currency strategies will subject the Fund to currency trading risks that include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.
6

•	Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.
•	Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
•	Junk Bond Risk: Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.
•	Management Risk: The adviser’s dependence on its judgments about the attractiveness, value and potential appreciation of ETFs in which the Fund invests may prove to be incorrect and may not produce the desired results.
•	Market Risk: Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests. Factors such as foreign and domestic economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets.
•	Master-Limited Partnership Risk: Investments in MLPs involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs could enhance or harm the overall performance of the Fund.
•	Short Sale Risk: Positions in shorted securities are often speculative and more risky than “long” positions (purchases). Unlike long positions, losses on short positions are potentially unlimited.
•	Small and Medium Capitalization Stock Risk: The value of a small or medium capitalization company stocks may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Performance:

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. Returns for Class A and Class C shares, which are not presented, would be different than the returns for Class I shares. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by calling 1-877-803-6583 or visiting www.ladenburgfunds.com.

Class I Shares

Annual Total Return For Calendar Year Ended December 31

Best Quarter:	First Quarter 2017	3.30%
Worst Quarter:	Fourth Quarter 2018	(6.42)%

The total return for Institutional Class shares from January 1, 2019 to September 30, 2019 was 11.12%.

7

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2018)

	One Year	Since Inception (8/24/15)
Return before taxes – Class I Shares	(5.04)%	2.45%
Return after taxes on distributions	(5.56)%	1.97%
Return after taxes on distributions and sale of Fund shares	(2.86)%	1.72%
Return before taxes – Class A Shares	(9.98)%	0.58%
Return before taxes – Class C Shares	(6.06)%	1.55%
S&P 500 Total Return Index (1)	(4.38)%	11.00%
Barclays US Gov’t/Credit Bond Index (2)	(0.42)%	1.65%
(1)	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.
(2)	The Barclays US Gov’t/Credit Bond Index is an unmanaged index which measures performance of U.S. dollar denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities that have a remaining maturity of greater than or equal to 1 year. In addition, the securities have $250 million or more of outstanding face value, and must be fixed rate and non-convertible. Investors cannot invest directly in an index or benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”). The after tax returns for Class A and Class C shares are not shown and would differ from those of Class I Shares.

Investment Adviser: Ladenburg Thalmann Asset Management Inc. is the Fund’s investment adviser.

Investment Adviser Portfolio Manager: Phillip Blancato, President and Chief Executive Officer of the adviser, has served the Fund as its Portfolio Manager since it commenced operations in 2015.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request or by telephone. The minimum initial and subsequent investment in Class A and Class C shares is $1,000 for and Class I shares the minimum initial investment is $1,000,000 and minimum subsequent investment is $1,000.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8

FUND SUMMARY: LADENBURG GROWTH & INCOME FUND

Investment Objective: The Fund seeks long-term growth of capital with a secondary objective of producing current income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 29 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee (as a % of amount redeemed)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1 Fees)	0.25%	1.00%	0.00%
Other Expenses	0.41%	0.41%	0.41%
Acquired Fund Fees and Expenses (1)(2)	0.18%	0.18%	0.18%
Total Annual Fund Operating Expenses	1.34%	2.09%	1.09%
Fee Waiver and/or Reimbursement (2)	(0.16)%	(0.16)%	(0.06)%
Total Annual Fund Operating Expenses After Fee Waiver	1.18%	1.93%	1.03%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements will include only the direct operating expenses incurred by the Fund.
(2)	The Fund’s adviser has contractually agreed to waive management fees and/or to make payments to limit Fund expenses, at least until October 31, 2020, so that the total annual operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser)) of the Fund do not exceed 1.00%, 1.75% and 0.85% of the Fund’s average daily net assets attributable to the Fund’s Class A, Class C and Class I shares, respectively. Any waiver or reimbursement by the adviser is subject to repayment by the Fund within the three years from the date the adviser waived any payment or reimbursed any expense, if the Fund is able to make the repayment without exceeding the current expense limitation in place at the time of waiver or the current expense limitation and the repayment is approved by the Board of Trustees. This agreement may be terminated only by the Fund’s Board of Trustees, on 60 days’ written notice to the adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$714	$888	$1,183	$2,019
Class C	$296	$639	$1,109	$2,408
Class I	$105	$341	$595	$1,323

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 29.89% of the average value of its portfolio.

9

Principal Investment Strategies: The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing in a combination of equity, fixed income and alternative strategy exchange traded funds (“ETFs”), exchange traded notes (“ETNs”) and mutual funds (together, “Underlying Funds”). The Underlying Funds in which the Fund invests each primarily invest in (1) U.S. common stocks, (2) foreign common stocks, (3) U.S. fixed income securities, (4) foreign fixed income securities or (5) alternative investments including managed futures, master-limited partnerships, commodities, and long-short strategies. Equity Underlying Funds may follow a growth or value-investing style and may include those that invest in small-cap, mid-cap or large cap companies. The adviser invests Fund assets in fixed income Underlying Funds without restriction as to minimum issuer credit quality, sector, capitalization, country of origin, or security maturity. Fixed income Underlying Funds may invest in non-investment grade fixed income securities, commonly known as “high yield” or “junk” bonds that are rated below Baa3 by Moody’s Investors Service or similarly by another rating agency. Foreign equity Underlying Funds may invest in common stock of companies located in emerging market countries. The Fund may invest up to 40% of its net assets in Underlying Funds that primarily invest in foreign securities.

The Fund’s adviser invests the Fund’s assets in the Underlying Funds in accordance with the following ranges:

Equity	40-70%
Fixed Income	20-50%
Alternatives	0-20%

The Fund’s adviser makes tactical reallocations or rebalances in response to market conditions. Such reallocations or rebalances may be within an asset class (e.g. shifting between market capitalizations, geographic regions, credit qualities or durations) or between asset classes (e.g. shifting some of the Fund’s assets allocated to equity into fixed income).

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance.

The following risks apply to the Fund through its investments in Underlying Funds as well as through any direct investments in securities.

•	Commodity Risk: Commodity prices are influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or production restrictions.
•	Credit Risk: Security issuers and derivative counterparties might not make payments on securities or instruments held by the Fund resulting in losses. Credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. High yield or junk bonds are speculative investments that carry greater risk of default than higher quality debt securities.
•	Derivatives Risk: The Fund may use derivatives (including options, futures and options on futures) or invest in Underlying Funds that use derivatives to enhance returns or hedge against market declines. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the Fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the Fund.
•	Emerging Markets Risk: Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems which offer fewer protections to securities holders. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.
•	Exchange Traded Fund (“ETF”) and Mutual Fund Risk: The cost of investing in the Fund will be higher than the cost of investing directly in ETFs and other mutual funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each ETF and mutual fund is subject to specific risks, depending on the nature of the fund.
•	Exchange Traded Note (“ETN”) Risk: The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity. The value of the ETN may drop due to a downgrade in the issuer’s credit rating, even if the underlying index remains unchanged. Investments in ETNs are subject to the risks facing income securities in general including the risk that a counterparty will fail to make payments when due or default.
•	Fixed Income Risk: A rise in interest rates causes a decline in the value of fixed income securities and fixed income derivatives.
•	Foreign Currency Risk: Foreign securities and currency strategies will subject the Fund to currency trading risks that include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.
10

•	Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.
•	Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
•	Junk Bond Risk: Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.
•	Management Risk: The adviser’s dependence on its judgments about the attractiveness, value and potential appreciation of ETFs in which the Fund invests may prove to be incorrect and may not produce the desired results.
•	Market Risk: Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests. Factors such as foreign and domestic economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets.
•	Master-Limited Partnership Risk: Investments in MLPs involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs could enhance or harm the overall performance of the Fund.
•	Short Sale Risk: Positions in shorted securities are often speculative and more risky than “long” positions (purchases). Unlike long positions, losses on short positions are potentially unlimited.
•	Small and Medium Capitalization Stock Risk: The value of a small or medium capitalization company stocks may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Performance:

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. Returns for Class A and Class C shares, which are not presented, would be different than the returns for Class I shares. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by calling 1-877-803-6583 or visiting www.ladenburgfunds.com.

Class I Shares

Annual Total Return For Calendar Year Ended December 31

Best Quarter:	First Quarter 2017	4.32%
Worst Quarter:	First Quarter 2018	(9.77)%

The total return for Institutional Class shares from January 1, 2019 to September 30, 2019 was 13.76%.

11

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2018)

	One Year	Since Inception (8/24/15)
Return before taxes – Class I Shares	(7.27)%	3.00%
Return after taxes on distributions	(7.59)%	2.62%
Return after taxes on distributions and sale of Fund shares	(4.06)%	2.22%
Return before taxes – Class A Shares	(12.11)%	1.31%
Return before taxes – Class C Shares	(8.24)%	2.14%
S&P 500 Total Return Index (1)	(4.38)%	11.00%
Barclays US Gov’t/Credit Bond Index (2)	(0.42)%	1.65%
(1)	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.
(2)	The Barclays US Gov’t/Credit Bond Index is an unmanaged index which measures performance of U.S. dollar denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities that have a remaining maturity of greater than or equal to 1 year. In addition, the securities have $250 million or more of outstanding face value, and must be fixed rate and non-convertible. Investors cannot invest directly in an index or benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”). The after tax returns for Class A and Class C shares are not shown and would differ from those of Class I Shares.

Investment Adviser: Ladenburg Thalmann Asset Management Inc. is the Fund’s investment adviser.

Investment Adviser Portfolio Manager: Phillip Blancato, President and Chief Executive Officer of the adviser, has served the Fund as its Portfolio Manager since it commenced operations in 2015.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request or by telephone. The minimum initial and subsequent investment in Class A and Class C shares is $1,000 for and Class I shares the minimum initial investment is $1,000,000 and minimum subsequent investment is $1,000.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

12

FUND SUMMARY: LADENBURG GROWTH FUND

Investment Objective: The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 29 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee (as a % of amount redeemed)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1 Fees)	0.25%	1.00%	0.00%
Other Expenses	0.50%	0.50%	0.50%
Acquired Fund Fees and Expenses (1)(2)	0.17%	0.17%	0.17%
Total Annual Fund Operating Expenses	1.42%	2.17%	1.17%
Fee Waiver and/or Reimbursement (2)	(0.25)%	(0.25)%	(0.15)%
Total Annual Fund Operating Expenses After Fee Waiver	1.17%	1.92%	1.02%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements will include only the direct operating expenses incurred by the Fund.
(2)	The Fund’s adviser has contractually agreed to waive management fees and/or to make payments to limit Fund expenses, at least until October 31, 2020, so that the total annual operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser)) of the Fund do not exceed 1.00%, 1.75% and 0.85% of the Fund’s average daily net assets attributable to the Fund’s Class A, Class C and Class I shares, respectively. Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the end of the fiscal year during which fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limit at the time of waiver/reimbursement and the expense limit at the time of recoupment. This agreement may be terminated only by the Fund’s Board of Trustees, on 60 days’ written notice to the adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$713	$904	$1,215	$2,096
Class C	$295	$655	$1,142	$2,484
Class I	$104	$357	$629	$1,407

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 27.81% of the average value of its portfolio.

13

Principal Investment Strategies: The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing in a combination of equity, fixed income and alternative strategy exchange traded funds (“ETFs”), exchange traded notes (“ETNs”) and mutual funds (together, “Underlying Funds”). The Underlying Funds in which the Fund invests each primarily invest in (1) U.S. common stocks, (2) foreign common stocks, (3) U.S. fixed income securities, (4) foreign fixed income securities or (5) alternative investments including managed futures, master-limited partnerships, commodities, and long-short strategies. Equity Underlying Funds may follow a growth or value-investing style and may include those that invest in small-cap, mid-cap or large cap companies. The adviser invests Fund assets in fixed income Underlying Funds without restriction as to minimum issuer credit quality, sector, capitalization, country of origin, or security maturity. Fixed income Underlying Funds may invest in non-investment grade fixed income securities, commonly known as “high yield” or “junk” bonds that are rated below Baa3 by Moody’s Investors Service or similarly by another rating agency. Foreign equity Underlying Funds may invest in common stock of companies located in emerging market countries. The Fund may invest up to 50% of its net assets in Underlying Funds that primarily invest in foreign securities.

The Fund’s adviser invests the Fund’s assets in the Underlying Funds in accordance with the following ranges:

Equity	60-90%
Fixed Income	0-30%
Alternatives	0-20%

The Fund’s adviser makes tactical reallocations or rebalances in response to market conditions. Such reallocations or rebalances may be within an asset class (e.g. shifting between market capitalizations, geographic regions, credit qualities or durations) or between asset classes (e.g. shifting some of the Fund’s assets allocated to equity into fixed income).

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance.

The following risks apply to the Fund through its investments in Underlying Funds as well as through any direct investments in securities.

•	Commodity Risk: Commodity prices are influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or production restrictions.
•	Credit Risk: Security issuers and derivative counterparties might not make payments on securities or instruments held by the Fund resulting in losses. Credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. High yield or junk bonds are speculative investments that carry greater risk of default than higher quality debt securities.
•	Derivatives Risk: The Fund may use derivatives (including options, futures and options on futures) or invest in Underlying Funds that use derivatives to enhance returns or hedge against market declines. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the Fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the Fund.
•	Emerging Markets Risk: Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems which offer fewer protections to securities holders. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.
•	Exchange Traded Fund (“ETF”) and Mutual Fund Risk: The cost of investing in the Fund will be higher than the cost of investing directly in ETFs and other mutual funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each ETF and mutual fund is subject to specific risks, depending on the nature of the fund.
•	Exchange Traded Note (“ETN”) Risk: The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity. The value of the ETN may drop due to a downgrade in the issuer’s credit rating, even if the underlying index remains unchanged. Investments in ETNs are subject to the risks facing income securities in general including the risk that a counterparty will fail to make payments when due or default.
•	Fixed Income Risk: A rise in interest rates causes a decline in the value of fixed income securities and fixed income derivatives.
•	Foreign Currency Risk: Foreign securities and currency strategies will subject the Fund to currency trading risks that include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.
14

•	Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.
•	Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
•	Junk Bond Risk: Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.
•	Management Risk: The adviser’s dependence on its judgments about the attractiveness, value and potential appreciation of Underlying Funds in which the Fund invests may prove to be incorrect and may not produce the desired results.
•	Market Risk: Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests. Factors such as foreign and domestic economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets.
•	Master-Limited Partnership Risk: Investments in MLPs involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs could enhance or harm the overall performance of the Fund.
•	Short Sale Risk: Positions in shorted securities are often speculative and riskier than “long” positions (purchases). Unlike long positions, losses on short positions are potentially unlimited.
•	Small and Medium Capitalization Stock Risk: The value of a small or medium capitalization company stocks may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. Returns for Class A and Class C shares, which are not presented, would be different than the returns for Class I shares. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by calling 1-877-803-6583 or visiting www.ladenburgfunds.com.

Class I Shares

Annual Total Return For Calendar Year Ended December 31

Best Quarter:	First Quarter 2017	4.95%
Worst Quarter:	First Quarter 2018	(12.00)%

The total return for Institutional Class shares from January 1, 2019 to September 30, 2019 was 15.56%.

15

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2018)

	One Year	Since Inception (8/24/15)
Return before taxes – Class I Shares	(8.33)%	3.58%
Return after taxes on distributions	(8.64)%	3.24%
Return after taxes on distributions and sale of Fund shares	(4.74)%	2.68%
Return before taxes – Class A Shares	(13.11)%	1.89%
Return before taxes – Class C Shares	(9.22)%	2.73%
S&P 500 Total Return Index (1)	(4.38)%	11.00%
Barclays US Gov’t/Credit Bond Index (2)	(0.42)%	1.65%
(1)	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.
(2)	The Barclays US Gov’t/Credit Bond Index is an unmanaged index which measures performance of U.S. dollar denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities that have a remaining maturity of greater than or equal to 1 year. In addition, the securities have $250 million or more of outstanding face value, and must be fixed rate and non-convertible. Investors cannot invest directly in an index or benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”). The after tax returns for Class A and Class C shares are not shown and would differ from those of Class I Shares.

Investment Adviser: Ladenburg Thalmann Asset Management Inc. is the Fund’s investment adviser.

Investment Adviser Portfolio Manager: Phillip Blancato, President and Chief Executive Officer of the adviser, has served the Fund as its Portfolio Manager since it commenced operations in 2015.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request or by telephone. The minimum initial and subsequent investment in Class A and Class C shares is $1,000 for and Class I shares the minimum initial investment is $1,000,000 and minimum subsequent investment is $1,000.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FUND SUMMARY: LADENBURG AGGRESSIVE GROWTH FUND

Investment Objective: The Fund seeks to maximize long-term growth of capital.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 29 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee (as a % of amount redeemed)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1 Fees)	0.25%	1.00%	0.00%
Other Expenses	0.70%	0.70%	0.70%
Acquired Fund Fees and Expenses (1)(2)	0.13%	0.13%	0.13%
Total Annual Fund Operating Expenses	1.58%	2.33%	1.33%
Fee Waiver and/or Reimbursement (2)	(0.45)%	(0.45)%	(0.35)%
Total Annual Fund Operating Expenses After Fee Waiver	1.13%	1.88%	0.98%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements will include only the direct operating expenses incurred by the Fund.
(2)	The Fund’s adviser has contractually agreed to waive management fees and/or to make payments to limit Fund expenses, at least until October 31, 2020, so that the total annual operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser)) of the Fund do not exceed 1.00%, 1.75% and 0.85% of the Fund’s average daily net assets attributable to the Fund’s Class A, Class C and Class I shares, respectively. Any waiver or reimbursement by the adviser is subject to repayment by the Fund within the three years from the date the adviser waived any payment or reimbursed any expense, if the Fund is able to make the repayment without exceeding the current expense limitation in place at the time of waiver or the current expense limitation and the repayment is approved by the Board of Trustees. This agreement may be terminated only by the Fund’s Board of Trustees, on 60 days’ written notice to the adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$709	$932	$1,277	$2,248
Class C	$291	$684	$1,205	$2,631
Class I	$100	$387	$695	$1,571

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 46.78% of the average value of its portfolio.

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Principal Investment Strategies: The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing in a combination of equity, fixed income and alternative strategy exchange traded funds (“ETFs”), exchange-traded notes (“ETNs”) and mutual funds (together, “Underlying Funds”). The Underlying Funds in which the Fund invests each primarily invest in (1) U.S. common stocks, (2) foreign common stocks, (3) U.S. fixed income securities, (4) foreign fixed income securities or (5) alternative investments including managed futures, master-limited partnerships, commodities, and long-short strategies. Equity Underlying Funds may follow a growth or value-investing style and may include those that invest in small-cap, mid-cap or large cap companies. The adviser invests Fund assets in fixed income Underlying Funds without restriction as to minimum issuer credit quality, sector, capitalization, country of origin, or security maturity. Fixed income Underlying Funds may invest in non-investment grade fixed income securities, commonly known as “high yield” or “junk” bonds that are rated below Baa3 by Moody’s Investors Service or similarly by another rating agency. Foreign equity Underlying Funds may invest in common stock of companies located in emerging market countries. The Fund may invest up to 60% of its net assets in Underlying Funds that primarily invest in foreign securities.

The Fund’s adviser invests the Fund’s assets in the Underlying Funds in accordance with the following ranges:

Equity	70-100%
Fixed Income	0-30%
Alternatives	0-20%

The Fund’s adviser makes tactical reallocations or rebalances in response to market conditions. Such reallocations or rebalances may be within an asset class (e.g. shifting between market capitalizations, geographic regions, credit qualities or durations) or between asset classes (e.g. shifting some of the Fund’s assets allocated to equity into fixed income).

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance.

The following risks apply to the Fund through its investments in Underlying Funds as well as through any direct investments in securities.

•	Commodity Risk: Commodity prices are influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or production restrictions.
•	Credit Risk: Security issuers and derivative counterparties might not make payments on securities or instruments held by the Fund resulting in losses. Credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. High yield or junk bonds are speculative investments that carry greater risk of default than higher quality debt securities.
•	Derivatives Risk: The Fund may use derivatives (including options, futures and options on futures) or invest in Underlying Funds that use derivatives to enhance returns or hedge against market declines. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the Fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the Fund.
•	Emerging Markets Risk: Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems which offer fewer protections to securities holders. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.
•	Exchange Traded Fund (“ETF”) and Mutual Fund Risk: The cost of investing in the Fund will be higher than the cost of investing directly in ETFs and other mutual funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each ETF and mutual fund is subject to specific risks, depending on the nature of the fund.
•	Exchange Traded Note (“ETN”) Risk: ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity. The value of the ETN may drop due to a downgrade in the issuer’s credit rating, even if the underlying index remains unchanged. Investments in ETNs are subject to the risks facing income securities in general including the risk that a counterparty will fail to make payments when due or default.
•	Fixed Income Risk: A rise in interest rates causes a decline in the value of fixed income securities and fixed income derivatives.
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Foreign Currency Risk: Foreign securities and currency strategies will subject the Fund to currency trading risks that include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.
•	Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.
•	Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
•	Junk Bond Risk: Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.
•	Management Risk: The adviser’s dependence on its judgments about the attractiveness, value and potential appreciation of Underlying Funds in which the Fund invests may prove to be incorrect and may not produce the desired results.
•	Market Risk: Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests. Factors such as foreign and domestic economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets.
•	Master-Limited Partnership Risk: Investments in MLPs involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs could enhance or harm the overall performance of the Fund.
•	Short Sale Risk: Positions in shorted securities are often speculative and more risky than “long” positions (purchases). Unlike long positions, losses on short positions are potentially unlimited.
•	Small and Medium Capitalization Stock Risk: The value of a small or medium capitalization company stocks may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. Returns for Class A and Class C shares, which are not presented, would be different than the returns for Class I shares. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by calling 1-877-803-6583 or visiting www.ladenburgfunds.com.

Class I Shares

Annual Total Return For Calendar Year Ended December 31

Best Quarter:	First Quarter 2017	5.67%
Worst Quarter:	First Quarter 2018	(13.47)%

The total return for Institutional Class shares from January 1, 2019 to September 30, 2019 was 16.86%.

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Performance Table

Average Annual Total Returns

(For periods ended December 31, 2018)

	One Year	Since Inception (8/24/15)
Return before taxes – Class I Shares	(9.42)%	4.58%
Return after taxes on distributions	(9.69)%	4.31%
Return after taxes on distributions and sale of Fund shares	(5.40)%	3.49%
Return before taxes – Class A Shares	(14.14)%	3.29%
Return before taxes – Class C Shares	(10.26)%	3.81%
S&P 500 Total Return Index (1)	(4.38)%	11.00%
Barclays US Gov’t/Credit Bond Index (2)	(0.42)%	1.65%
(1)	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.
(2)	The Barclays US Gov’t/Credit Bond Index is an unmanaged index which measures performance of U.S. dollar denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities that have a remaining maturity of greater than or equal to 1 year. In addition, the securities have $250 million or more of outstanding face value, and must be fixed rate and non-convertible. Investors cannot invest directly in an index or benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”). The after tax returns for Class A and Class C shares are not shown and would differ from those of Class I Shares.

Investment Adviser: Ladenburg Thalmann Asset Management Inc. is the Fund’s investment adviser.

Investment Adviser Portfolio Manager: Phillip Blancato, President and Chief Executive Officer of the adviser, has served the Fund as its Portfolio Manager since it commenced operations in 2015.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request or by telephone. The minimum initial and subsequent investment in Class A and Class C shares is $1,000 for and Class I shares the minimum initial investment is $1,000,000 and minimum subsequent investment is $1,000.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objectives:

Fund	Investment Objectives
Income Fund	The Fund seeks to provide current income and capital preservation.
Income & Growth Fund	The Fund seeks to provide current income and capital preservation with a secondary objective of growth of capital.
Growth & Income Fund	The Fund seeks long-term growth of capital with a secondary objective of producing current income.
Growth Fund	The Fund seeks long-term growth of capital.
Aggressive Growth Fund	The Fund seeks to maximize long-term growth of capital.

Each Fund’s investment objective(s) may be changed by the Trust’s Board of Trustees upon 60 days’ written notice to shareholders.

Principal Investment Strategies: The Funds’ investment adviser seeks to achieve each Fund’s investment objective by investing in a combination of equity, fixed income and alternative strategy exchange traded funds (“ETFs”), exchange-traded notes (“ETNs”) and mutual funds (together, “Underlying Funds”). The Underlying Funds in which a Fund invests each primarily invest in (1) U.S. common stocks, (2) foreign common stocks, (3) U.S. fixed income securities, (4) foreign fixed income securities or (5) alternative investments including managed futures, master-limited partnerships, commodities, and long-short strategies. Equity Underlying Funds may follow a growth or value-investing style and may include those that invest in small-cap, mid-cap or large cap companies. The adviser invests Fund assets in fixed income Underlying Funds without restriction as to minimum issuer credit quality, sector, capitalization, country of origin, or security maturity. Fixed income Underlying Funds may invest in non-investment grade fixed income securities, commonly known as “high yield” or “junk” bonds that are rated below Baa3 by Moody’s Investors Service or similarly by another rating agency. Foreign equity Underlying Funds may invest in common stock of companies located in emerging market countries.

The Funds’ adviser invests each Fund’s assets in the Underlying Funds in accordance with the following ranges:

Income Fund: Equity                                      0-30%

                                                                              Fixed Income 50-90%

Alternatives       0-20%

Income & Growth Fund: Equity                   20-50%

                                                                             Fixed Income 40-70%

Alternatives       0-20%

Growth & Income Fund: Equity                  40-70%

                                                                             Fixed Income 20-50%

Alternatives       0-20%

Growth Fund: Equity                                     60-90%

                                                                             Fixed Income 0-30%

Alternatives       0-20%

Aggressive Growth Fund: Equity               70-100%

                                                                             Fixed Income 0-30%

Alternatives       0-20%

The Funds’ adviser makes tactical reallocations or rebalances in response to market conditions. Such reallocations or rebalances within an asset class (e.g. shifting between market capitalizations, geographic regions, credit qualities or durations) or between asset classes (e.g. shifting some of the Fund’s assets allocated to equity into fixed income). Each Fund may invest up to 10% of its assets in money markets funds.

In selecting Underlying Funds for investment, the Funds’ adviser assesses the likely risks and returns of the various asset classes. The adviser seeks to allocate each Fund’s assets so that the Fund may benefit from the performance record of the Underlying Funds and differing sub-asset classes in accordance with its particular investment objective.

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Commodity Risk: Investing in the commodities markets through commodity-linked ETFs and mutual funds will subject the Fund to potentially greater volatility than investments in traditional securities. The value of commodity-linked ETFs and mutual funds will be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.
•	Credit Risk: There is a risk that security issuers and counterparties will not make payments on securities and derivatives held by a Fund directly or indirectly. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. Lower credit quality will lead to greater volatility in the price of a security and in shares of a Fund. Lower credit quality also will affect liquidity and make it difficult for a Fund to sell the security. Default, or the market’s perception that an issuer is likely to default, tends to reduce the value and liquidity of securities held by a Fund, thereby reducing the value of your investment in Fund shares. In addition, default may cause a Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.
•	Derivatives Risk: A Fund may use derivatives (including options, futures and options on futures) or invest in Underlying Funds that use derivatives to enhance returns or hedge against market declines. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause a Fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the Fund.
•	Emerging Markets Risk: In addition to the risks generally associated with investing in foreign securities, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems which offer fewer protections to securities holders. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.
•	ETF and Mutual Fund Risk: Mutual funds and ETFs are subject to investment advisory fees and other expenses, which will be indirectly paid by a Fund. As a result, your cost of investing in a Fund will be higher than the cost of investing directly in other mutual funds and ETFs and may be higher than other mutual funds that invest directly in fixed income securities. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a Fund. Mutual funds and ETFs may employ leverage. Because the value of ETF shares depends on the demand in the market, the adviser may not be able to liquidate a Fund’s holdings at the most optimal time, adversely affecting performance. ETFs and index-tracking mutual funds in which a Fund invests will not be able to replicate exactly the performance of the indices they track. Index ETFs are subject to investment advisory and other expenses, which will cause their performance to lag their respective index. Each ETF is subject to specific risks, depending on the nature of the ETF, and ETFs that invest in the “Alternative Asset” market segment may be more volatile than other Fund investments.
o	Strategy Risk: Each ETF and mutual fund is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, foreign and emerging market risk.
o	Tracking Risk: ETFs and index-tracking mutual funds in which a Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the funds will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the funds may, from time to time, temporarily be unavailable, which may further impede the ETFs’ and mutual funds’ ability to track their applicable indices.
•	ETN Risk: ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected. The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument.
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Fixed Income Risk: When a Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by a Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments received by a Fund). These risks could affect the value of a particular investment by a Fund possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.
•	Foreign Currency Risk: A Fund’s investments in foreign currency linked ETFs, foreign common stocks and foreign currency derivatives will subject the Fund to currency trading risks that include market risk, credit risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless.
o	Counterparty Credit Risk: Credit risk exists because the derivative counterparty may not be able or may choose not to perform under the contract. When a Fund invests in foreign currency contracts, or other over-the-counter instruments (including options), it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default. These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. Relying on a counterparty exposes a Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to a Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent a Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The ability of a Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.
•	Foreign Investment Risk: Investing in securities of foreign issuers may involve more risks than investing in U.S. companies. These risks can increase the potential for losses in the Fund and may include, among others, the effect of currency devaluations, currency risks (fluctuations in currency exchange rates), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information and limited trading markets. Foreign investments may experience greater volatility than U.S. investments. Additionally, investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies.
•	Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.
•	Junk Bond Risk: Lower-quality bonds, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). Compared to issuers of higher rated securities, issuers of medium and lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal. The market values of medium- and lower-rated securities tend to be more sensitive to company-specific developments and changes in economic conditions than higher-rated securities. The companies that issue these securities often are highly leveraged, and their ability to service their debt obligations during an economic downturn or periods of rising interest rates may be impaired. In addition, these companies may not have access to more traditional methods of financing, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by these issuers is significantly greater than with higher-rated securities because medium- and lower-rated securities generally are unsecured and subordinated to senior debt. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce a Fund’s ability to sell its bonds (liquidity risk). Such securities may also include “Rule 144A” securities, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease a Fund’s share price.
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•	Management Risk: The net asset value of a Fund changes daily based on the performance of the securities and derivatives in which it invests. The ability of a Fund to meet its investment objective is directly related to the adviser’s allocation of the Fund’s assets using its various portfolio strategies. The adviser’s objective judgments, based on investment strategies, about the attractiveness and potential appreciation of particular investments in which a Fund invests may prove to be incorrect and there is no guarantee that the adviser’s investment strategy will produce the desired results.
•	Market Risk: The net asset value of a Fund will fluctuate based on changes in the value of the securities and derivatives in which the Fund invests. Each Fund invests in securities and derivatives, which may be more volatile and carry more risk than some other forms of investment. The price of securities and derivatives may rise or fall because of economic or political changes. Security and derivative prices, in general, may decline over short or even extended periods of time. Market prices of securities and derivatives in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.
•	Master-Limited Partnership Risk: Investments in MLPs involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs could enhance or harm the overall performance of the Fund.
•	Short Sale Risk: Short selling activities are significantly different from the investment activities commonly associated with conservative stock funds. Positions in shorted securities are often speculative and riskier than “long” positions (purchases). You should be aware that any strategy that includes selling securities short could suffer significant losses. Unlike long positions, losses on short positions are potentially unlimited. Short selling will also result in higher transaction costs (such as interest and dividends), which reduce the Fund’s return, and may result in higher taxes.
•	Small and Medium Capitalization Stock Risk: The value of a small or medium capitalization company stocks may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general. These companies may have narrower markets, limited product lines, fewer financial resources, and they may be dependent on a limited management group. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of a Fund’s net asset value than is customarily associated with larger, more established companies. Often small and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

Temporary Defensive Investments: To respond to adverse market, economic, political or other conditions, a Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.

Portfolio Holdings Disclosure: A description of the Funds’ policies regarding the release of portfolio holdings information is available in the Funds’ Statement of Additional Information. Shareholders may request portfolio holdings schedules at no charge by calling 1-877-803-6583.

Cybersecurity: The computer systems, networks and devices used by the Funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Funds’ business operations, potentially resulting in financial losses; interference with the Funds’ ability to calculate their NAVs; impediments to trading; the inability of the Funds, the adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Funds invest; counterparties with which the Funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Funds’ shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

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MANAGEMENT

Investment Adviser: Ladenburg Thalmann Asset Management, Inc. (the “Adviser”), located at 277 Park Avenue, 26th Floor, New York NY 10172. Subject to the authority of the Board of Trustees, the Adviser is responsible for the overall management of the Funds’ business affairs. The Adviser is responsible for selecting each Fund’s investments according to its investment objective, polices, and restrictions. The Adviser was established in 1982 for the purpose of advising individuals and institutions. As of June 30, 2019, the Adviser had $3.03 billion in assets under management.

Pursuant to advisory agreements between the Funds and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.50% of Income Fund’s, Income & Growth Funds’, Growth & Income Funds’, Growth Fund’s and Aggressive Growth Fund’s average daily net assets. For the fiscal year ended June 30, 2019, the adviser received an advisory fee in an amount equal to 0%, 0.18%, 0.34%, 0.25%, 0.06% of the Income Fund’s, Income & Growth Funds’, Growth & Income Fund’s and Growth Fund’s and Aggressive Growth Fund’s average daily net assets, respectively. The Adviser has contractually agreed to reduce its fees and/or absorb expenses of each Fund, until at least October 31, 2020, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)) will not exceed 1.00%, 1.75% and 0.85% of the average daily net assets attributable to each Fund’s Class A, Class C and Class I shares, respectively; Any waiver or reimbursement by the adviser is subject to repayment by the Fund within the three years from the date the adviser waived any payment or reimbursed any expense, if the Fund is able to make the repayment without exceeding the current expense limitation in place at the time of waiver or the current expense limitation and the repayment is approved by the Board of Trustees. Fee waiver and reimbursement arrangements can decrease a Fund’s expenses and boost its performance. A discussion regarding the basis for the Board of Trustees’ approval of the advisory agreement is available in the Funds’ annual shareholder report for the period ended June 30, 2019.

Investment Adviser Portfolio Manager:

Phillip Blancato

President and Executive Officer

Mr. Blancato has served as the President and Chief Executive Officer of the Adviser since 2004. He also serves as the Chairman of the Ladenburg Investment Policy Committee. Mr. Blancato holds a B.S. Degree in Finance from Kean University.

The Funds’ Statement of Additional Information provides additional information about the Portfolio Manager’s compensation structure, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of shares of the Funds.

Related Performance Information

The Adviser is responsible for managing separate accounts for clients, some of which have been invested using the same strategies as each of the Funds (each a “Composite”, and together the “Composites”). Each Composite employs the same features of the corresponding Fund’s principal investment strategy including investing in a combination of equity, fixed income and alternative strategy exchange traded funds (“ETFs”), exchange traded notes (“ETNs”) and mutual funds (together, “Underlying Funds”). The Underlying Funds in which the Fund invests each primarily invest in (1) U.S. common stocks, (2) foreign common stocks, (3) U.S. fixed income securities, (4) foreign fixed income securities or (5) alternative investments including managed futures, master-limited partnerships, commodities, and long-short strategies. The Adviser had full discretionary authority over the selection of investments for the separate accounts in the Composites, and intends to use substantially the same goals and style of investment management in managing the corresponding Fund. Each Fund will have substantially the same investment objective, policies and strategies as its corresponding Composite.

The information for each Composite is provided to show the past performance as measured against the specified benchmark supplemental indices and is shown gross and net of management fees and other fees. These fees may be more or less than the Fund’s fees and expenses. The performance of a Composite does not represent the historical performance of a Fund, and should not be considered indicative of future performance of a Fund. Future results will differ from past results because of differences in future behavior of the various investment markets, in brokerage commissions, account expenses, the size of positions taken in relation to account size and diversification of securities, and the timing of purchases and sales, among other things. In addition, the separate accounts in the Composites are not subject to certain investment limitations and other restriction imposed by the Investment Company Act, as amended (“1940 Act”) and the Internal Revenue Code which, if applicable, might have adversely affected the performance of each Composite during the periods shown. Performance of a Fund for future periods will definitely vary, and some months and some quarters will result in negative performance; indeed, some future years may have negative performance.

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Income Composite Average Annualized Returns

(as of June 30, 2019)

	1-Year	5-Year	10-Year	Since Inception (12/2007)
Income Composite (Gross of fees)	5.67%	3.17%	4.95%	3.85%
Income Composite (Net of fees)	4.53%	1.92%	3.63%	2.48%
S&P 500 Total Return Index[1]	10.42%	10.71%	14.70%	8.40%
Barclays US Govt/Credit Index[2]	6.93%	2.39%	3.24%	3.40%

Income Composite Annual Total Returns

For Calendar Years Ended December 31

	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	Since Inception (12/2007)
Income Composite (Gross of fees)	-3.67%	6.77%	7.65%	4.07%	7.82%	4.17%	3.81%	-2.59%	5.60%	7.81%	-3.10%	3.85%
Income Composite (Net of fees)	-5.38%	4.97%	6.20%	2.76%	6.49%	2.77%	2.51%	-3.78%	4.24%	6.50%	-4.22%	2.48%
S&P 500 Total Return Index[1]	-37.00%	26.46%	15.06%	2.11%	16.00%	32.39%	13.69%	1.38%	11.96%	21.83%	-4.38%	8.40%
Barclays US Govt/Credit Index[2]	5.08%	5.24%	5.89%	5.80%	3.89%	-0.86%	3.13%	1.07%	2.08%	2.14%	0.88%	3.40%

Income and Growth Composite Average Annualized Returns

(as of June 30, 2019)

	1-Year	5-Year	10-Year	Since Inception (6/2005)
Income & Growth Composite (Gross of fees)	5.22%	4.16%	6.17%	5.44%
Income & Growth Composite (Net of fees)	4.01%	2.92%	4.86%	4.07%
S&P 500 Total Return Index1	10.42%	10.71%	14.70%	8.88%
Barclays US Govt/Credit Index2	6.93%	2.39%	3.24%	3.61%

Income & Growth Composite Annual Total Returns

For Calendar Years Ended December 31

	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	Since Inception (6/2005)
Income & Growth Composite (Gross of fees)	9.39%	7.75%	-9.86%	11.56%	8.93%	2.23%	9.18%	7.94%	5.22%	-2.61%	6.49%	11.18%	-4.68%	5.44%
Income & Growth Composite (Net of fees)	7.85%	6.29%	-11.04%	9.91%	7.49%	0.97%	7.76%	6.58%	3.96%	-3.76%	5.17%	9.77%	-5.78%	4.07%
S&P 500 Total Return Index[1]	15.79%	5.49%	-37.00%	26.46%	15.06%	2.11%	16.00%	32.39%	13.69%	1.38%	11.96%	21.83%	-4.38%	8.88%
Barclays US Govt/Credit Index[2]	4.08%	7.39%	5.08%	5.24%	5.89%	5.80%	3.89%	-0.86%	3.13%	1.07%	2.08%	2.14%	0.88%	3.61%

Growth & Income Composite Average Annualized Returns

(as of June 30, 2019)

	1-Year	5-Year	10-Year	Since Inception (2/2005)
Growth & Income Composite (Gross of fees)	5.03%	5.12%	7.98%	6.40%
Growth & Income Composite (Net of fees)	3.82%	3.88%	6.63%	5.01%
S&P 500 Total Return Index[1]	10.42%	10.71%	14.70%	8.78%
Barclays US Govt/Credit Index[2]	6.93%	2.39%	3.24%	3.59%

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Growth & Income Composite Annual Total Returns

For Calendar Years Ended December 31

	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	Since Inception (2/2005)
Growth & Income Composite (Gross of fees)	-18.64%	19.27%	11.84%	0.04%	11.43%	12.72%	6.47%	-2.88%	7.63%	14.87%	-6.84%	6.40%
Growth & Income Composite (Net of fees)	-19.92%	17.62%	10.34%	-1.32%	9.97%	11.29%	5.18%	-4.06%	6.34%	13.51%	-7.93%	5.01%
S&P 500 Total Return Index[1]	-37.00%	26.46%	15.06%	2.11%	16.00%	32.39%	13.69%	1.38%	11.96%	21.83%	-4.38%	8.78%
Barclays US Govt/Credit Index[2]	5.08%	5.24%	5.89%	5.80%	3.89%	-0.86%	3.13%	1.07%	2.08%	2.14%	0.88%	3.59%

Growth Composite Average Annualized Returns

(as of June 30, 2019)

	1-Year	5-Year	10-Year	Since Inception (3/2005)
Growth Composite (Gross of fees)	5.22%	6.00%	9.01%	6.59%
Growth Composite (Net of fees)	3.99%	4.73%	7.67%	5.34%
S&P 500 Total Return Index[1]	10.42%	10.71%	14.70%	8.68%
Barclays US Govt/Credit Index[2]	6.93%	2.39%	3.24%	3.66%

Growth Composite Annual Total Returns

For Calendar Years Ended December 31

	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	Since Inception (3/2005)
Growth Composite (Gross of fees)	13.91%	8.01%	-26.88%	23.97%	12.91%	-1.72%	13.29%	15.03%	7.09%	-2.84%	8.53%	17.44%	-7.78%	6.59%
Growth Composite (Net of fees)	12.89%	6.99%	-27.67%	22.58%	11.43%	-3.02%	11.85%	13.60%	5.79%	-4.01%	7.20%	16.06%	-8.88%	5.34%
S&P 500 Total Return Index[1]	15.79%	5.49%	-37.00%	26.46%	15.06%	2.11%	16.00%	32.39%	13.69%	1.38%	11.96%	21.83%	-4.38%	8.68%
Barclays US Govt/Credit Index[2]	4.08%	7.39%	5.08%	5.24%	5.89%	5.80%	3.89%	-0.86%	3.13%	1.07%	2.08%	2.14%	0.88%	3.66%

Aggressive Growth Composite Average Annualized Returns

(as of June 30, 2019)

	1-Year	5-Year	10-Year	Since Inception (1/2005)
Aggressive Growth Composite (Gross of fees)	5.31%	6.74%	10.35%	7.19%
Aggressive Growth Composite (Net of fees)	4.35%	5.65%	9.13%	5.94%
S&P 500 Total Return Index[1]	10.42%	10.71%	14.70%	8.54%
Barclays US Govt/Credit Index[2]	6.93%	2.39%	3.24%	3.59%

Aggressive Growth Composite Annual Total Returns

For Calendar Years Ended December 31

	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	Since Inception (1/2005)
Aggressive Growth Composite (Gross of fees)	7.81%	-34.75%	30.75%	15.52%	-3.67%	14.81%	18.78%	7.87%	-2.78%	9.83%	19.34%	-8.90%	7.19%
Aggressive Growth Composite (Net of fees)	6.41%	-35.66%	29.02%	14.09%	-4.81%	13.43%	17.48%	6.62%	-3.84%	8.71%	18.13%	-9.75%	5.94%
S&P 500 Total Return Index[1]	5.49%	-37.00%	26.46%	15.06%	2.11%	16.00%	32.39%	13.69%	1.38%	11.96%	21.83%	-4.38%	8.54%
Barclays US Govt/Credit Index[2]	7.39%	5.08%	5.24%	5.89%	5.80%	3.89%	-0.86%	3.13%	1.07%	2.08%	2.14%	0.88%	3.59%
1.	S&P 500 Total Return Index is an unmanaged index consisting of 500 stocks chosen for their market size, liquidity and industry representation, and is considered to be representative of the U.S. equity market, and reflects no deductions for fees, expenses or taxes.
2.	The Barclays US Government/Credit Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporates.
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HOW SHARES ARE PRICED

The net asset value (“NAV”) and offering price (NAV plus any applicable sales charges) of each class of shares is determined as of the close of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of a Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of a Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by a Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, a Fund’s securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Each Fund may use independent pricing services to assist in calculating the value of the Fund’s securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for a Fund. In computing the NAV, a Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in a Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each Fund’s NAV is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

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HOW TO PURCHASE SHARES

Share Classes: This Prospectus describes the Class A, Class C, and Class I shares offered by each Fund. All share classes may not be available for purchase in all states.

Class A Shares

Class A shares are offered at the public offering price, which is net asset value per share plus the applicable sales charge. The minimum initial investment in the Class A shares is $1,000 and the minimum subsequent investment is $1,000. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. If you invest in more than one Fund, you should notify the Funds of your combined Class A purchase amount in order to determine whether you qualify for a reduced sales charge. You can also qualify for a sales charge reduction or waiver through a right of accumulation or a letter of intent if you are a U.S. resident. See the discussions of “Right of Accumulation” and “Letter of Intent” below. The following sales charges apply to your purchases of Class A shares of the Funds:

Amount Invested	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Amount Invested	Dealer Reallowance
Less than $50,000	5.00%	5.26%	4.25%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	None	None	None
(1)	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculations used to determine your sales charge.

The Adviser shall reimburse the Funds in connection with commissions retained by authorized broker-dealers on purchases of shares of $1 million or more calculated as follows: for sales of $1 million or more, payments may be made to those broker-dealers having at least $1 million of assets invested in the Fund, a fee of up to 1% of the offering price of such shares up to $2.5 million, 0.5% of the offering price from $2.5 million to $5 million, and 0.25% of the offering price over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Fund shares.

As shown, investors that purchase $1,000,000 or more of Fund shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Fund shares are subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 12 months after their purchase in the amount of the commissions paid on those shares redeemed.

You may be able to buy Class A Shares without a sales charge (i.e. “load-waived”) when you are:

•	reinvesting dividends or distributions;
•	participating in an investment advisory or agency commission program under which you pay a fee to an investment adviser or other firm for portfolio management or brokerage services;
•	exchanging an investment in Class A Shares of another fund for an investment in a Fund;
•	a current or former director or trustee of the Trust;
•	an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings, and any independent of the employee, as defined in section 152 of the Internal Revenue Code) of a Fund’s adviser or its affiliates or of a broker-dealer authorized to sell shares of such funds;
•	purchasing shares through the Funds’ adviser;
•	purchasing shares through a financial services firm (such as a broker-dealer, investment adviser or financial institution) that has a special arrangement with a Fund; or
•	purchasing shares through a robo-advisor or the Time to Save program.

Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

Right of Accumulation

For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior purchases of Class A shares of any Fund as part of your current investment as well as reinvested dividends. To qualify for this option, you must be either:

•	an individual;
•	an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or
•	a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Internal Revenue Code, including related plans of the same employer.
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If you plan to rely on this right of accumulation, you must notify the Funds’ distributor, Ladenburg Thalmann & Co., at the time of your purchase. You will need to give the distributor your account numbers. Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Letter of Intent

The letter of intent allows you to count all investments within a 13-month period in Class A shares of any Fund as if you were making them all at once for the purposes of calculating the applicable reduced sales charges. The minimum initial investment under a letter of intent is 5% of the total letter of intent amount. The letter of intent does not preclude a Fund from discontinuing sales of its shares. You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase. To determine the applicable sales charge reduction, you may also include (1) the cost of shares of a Fund which were previously purchased at a price including a front end sales charge during the 90-day period prior to the distributor receiving the letter of intent, and (2) the historical cost of shares of other Funds you currently own acquired in exchange for shares of Funds purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse and children, under the age of 21, living in the same household). You should retain any records necessary to substantiate historical costs because the Fund, the transfer agent and any financial intermediaries may not maintain this information. Shares acquired through reinvestment of dividends are not aggregated to achieve the stated investment goal.

Class C Shares

Class C shares of a Fund are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Class C shares pay up to 1.00% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services. Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder’s investment and may cost more than other types of sales charges. The minimum initial investment in the Class C shares is $1,000 and the minimum subsequent investment is $1,000.

The Fund’s distributor will pay to authorized broker-dealers, or other financial intermediaries that have entered into distribution agreements with the distributor, 1.00% of the purchase price of Class C shares at the time of purchase. The Fund’s distributor will pay the Class C shares distribution and/or shareholder service fees (as described above) during the first year after purchase to the Adviser in satisfaction of the advance. The Fund’s distributor will pay the Class C shares distribution and/or shareholder service fees to selling brokers, or other financial intermediaries that have entered into distribution agreements with the distributor, for Class C shares held for over a year.

If you redeem Class C shares within one year after purchase, you will be charged a CDSC of up to 1.00%. The charge will apply to the lesser of the original cost of the Class C shares being redeemed or the proceeds of your redemption. When you redeem Class C shares, the redemption order is processed so that the lowest CDSC is charged. Class C shares that are not subject to a CDSC are redeemed first. In addition, you will not be charged a CDSC when you redeem shares that you acquired through reinvestment of Fund dividends or capital gains. Any CDSC paid on the redemptions of Class C shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

Class I Shares

Class I shares of a Fund are sold at NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Class I shares require a minimum initial investment of $1,000,000 for all account types. The minimum subsequent investment amount is $1,000 for all account types.

Factors to Consider When Choosing a Share Class: When deciding which class of shares of a Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund’s expenses over time in the Fees and Expenses of the Fund section in this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Purchasing Shares: You may purchase Class A, Class C and Class I shares of a Fund by sending a completed application form to the following address:

via Regular Mail: Ladenburg Funds c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154	or Overnight Mail: Ladenburg Funds c/o Gemini Fund Services, LLC 17645 Wright Street, Suite 200 Omaha, Nebraska 68130

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The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist a Fund in verifying your identity. Until such verification is made, a Fund may temporarily limit additional share purchases. In addition, a Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, a Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Automatic Investment Plan: You may participate in the Funds’ Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in a Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. If available, you may start, modify, or stop an Automatic Investment Plan using our online functionality. Please contact the Funds at 1-877-803-6583 for more information about the Funds’ Automatic Investment Plan.

Purchase through Brokers: You may invest in the Funds through brokers or agents who have entered into selling agreements with the Funds’ distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Funds. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the fund’s behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Funds. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Funds. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Funds, please call the Funds at 1-877-803-6583 for wiring instructions and to notify the Funds that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Funds will normally accept wired funds for investment on the day received if they are received by a Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Online: You can request subsequent investments to your account using our online functionality. The money to fund the investment would be automatically drafted from your bank account. Please visit our website to obtain instructions or contact the Funds at 1-877-803-6583 for more information. If you have recently added or modified your banking information or changed your address online, there is a 15-day delay from the date of the change to when the redemption proceeds will be sent out.

Minimum and Additional Investment Amounts: The minimum initial and subsequent investment in Class A and Class C shares is $1,000. The minimum initial investment in Class I shares is $1,000,000 and minimum subsequent investment is $1,000. There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from a Fund. Each Fund reserves the right to waive any investment minimum.

The Funds, however, reserve the right, in their sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to the specific Fund. The Funds will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares. Redemptions of Shares of the Fund purchased by check may be subject to a hold period until the check has been cleared by the issuing bank. To avoid such holding periods, Shares may be purchased through a broker or by wire, as described in this section.

Note: Gemini Fund Services, LLC, the Funds’ transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by a Fund, for any check returned to the transfer agent for insufficient funds.

When Order is Processed: All shares will be purchased at the offering price per share next determined after a Fund receives your application or request in good order. All requests received in good order by a Fund before 4:00 p.m. (Eastern Time) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

• the name of the Fund;

• the dollar amount of shares to be purchased;

• a completed purchase application or investment stub; and

• check payable to the specific Fund.

Retirement Plans: You may purchase shares of the Funds for your individual retirement plans. Please call the Funds at 1-877-803-6583 or by visiting the Funds’ website at www.ladenburgfunds.com for the most current listing and appropriate disclosure documentation on how to open a retirement account.

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HOW TO REDEEM SHARES

Redeeming Shares: You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

via Regular Mail: Ladenburg Funds c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154	or Overnight Mail: Ladenburg Funds c/o Gemini Fund Services, LLC 17645 Wright Street, Suite 200 Omaha, Nebraska 68130

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to a Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-877-803-6583. Shareholders with online account access to the Funds’ website (www.ladenburgfunds.com) may also redeem via the Funds’ website. IRA accounts are not redeemable by telephone or via the website.

The Funds reserve the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Funds, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Funds or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Funds and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker: If shares of a Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Funds’ transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Automatic Withdrawal Plan: If your individual accounts, IRA or other qualified plan account have a current account value of at least $10,000, you may participate in the Funds’ Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from a Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $100 on specified days of each month into your established bank account. Please contact the Funds at 1-877-803-6583 for more information about the Funds’ Automatic Withdrawal Plan.

Redemptions in Kind: Each Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than (the lesser of) $250,000 or 1% of the Fund’s assets. The securities will be chosen by a Fund and valued under the Fund’s net asset value procedures. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent: Once a Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire after receipt of a request in “good order.” If you purchase shares using a check and soon after request a redemption, your redemption proceeds, which are payable at the next determined NAV following the receipt your redemption request in “good order”, as described below, will not be sent until the check used for your purchase has cleared your bank.

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Good Order: Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

• The request should be in writing, unless redeeming by telephone or via our website, indicating the number of shares or dollar amount to be redeemed;

• The request must identify your account number;

• The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

• If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

The Funds typically expect that it will take up to three business days following the receipt of your redemption request in good order to pay out redemption proceeds by check or electronic transfer. The Funds typically expect to pay redemptions from cash, cash equivalents, proceeds from the sale of the Fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions.

When You Need Medallion Signature Guarantees: If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to a Fund with your signature guaranteed. You may also add or modify bank instructions online. Redemptions requested within 30 days of an online bank information change or an address change will not be allowed without a medallion signature guarantee. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

•	you request a redemption to be made payable to a person not on record with the Fund;
•	you request that a redemption be mailed to an address other than that on record with the Fund;
•	the proceeds of a requested redemption exceed $50,000;
•	any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or
•	your address or bank instructions were changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether a Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance in a Fund falls below $2,500, the Fund may notify you that, unless the account is brought up to at least $2,500 within 60 days of the notice; your account could be closed. After the notice period, a Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below $2,500 due to a decline in NAV.

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HOW TO EXCHANGE SHARES

Institutional Class shareholders may exchange their shares of a Fund for Institutional Class Shares of the AdvisorOne Fund Milestone Treasury Obligations Fund, which is offered by a separate prospectus, without paying any sales charge. Please contact the Funds at
1-877-803-6583 for more information.

Institutional Class shareholders that invest in the Funds through a robo-advisor may also exchange shares of the Funds for shares of the Milestone Treasury Obligations Fund by visiting www.symbil.com.

Please note that we will only accept exchanges if your ownership registrations in both accounts are identical.

We will not impose an initial sales charge, redemption fee or penalty on exchanges. An exchange transaction is a sale and a purchase of shares for federal income tax purposes and may result in a capital gain or loss.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Each Fund discourages and does not accommodate market timing. Frequent trading into and out of a Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Funds are designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Funds’ Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. Each Fund currently uses several methods to reduce the risk of market timing. These methods include committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Funds’ “Market Timing Trading Policy.”

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, each Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

Based on the frequency of redemptions in your account, the adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to a Fund as described in the Funds’ Market Timing Trading Policy and elect to reject or limit the amount, number, frequency or method for requesting future purchases or redemptions into a Fund.

Each Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Funds nor the adviser will be liable for any losses resulting from rejected purchase orders. The adviser may also bar an investor who has violated these policies (and the investor’s financial advisor) from opening new accounts with a Fund.

Although each Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that a Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of a Fund. While each Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, each Fund is limited in its ability to monitor the trading activity or enforce the Funds’ Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, a Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds’ Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, a Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds’ Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information to the extent known to the broker to a Fund upon request. If a Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

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EXCHANGE PRIVILEGE

Upon request, eligible beneficial holders of Class A Shares may exchange their shares for Class I Shares of the same Fund. The Fund will determine the eligibility of an investor to exercise the exchange privilege based on the current NAV of Class A Shares.

Such an exchange will be effected at the NAV of the Class A Shares next calculated after the exchange request is received by the Funds’ transfer agent in good order. Shares of each class of the Fund represent equal pro rata interests in the Fund and accrue dividends and calculate NAV and performance quotations in the same manner. The performance of each class is quoted separately due to different actual expenses. The total return on Class I Shares can be expected to differ from the total return on Class A Shares. The Funds reserve the right, at their sole discretion, to change or discontinue the exchange privilege, or temporarily suspend the privilege during unusual market conditions when, in the judgment of management, such change or discontinuance is in the best interests of each Fund. Shareholders who exercise the exchange privilege will generally not recognize a taxable gain or loss for federal income tax purposes on an exchange of Class A Shares for Class I Shares. The exchange privilege is not currently available to beneficial holders of Class C shares of the Funds. The exchange privilege is not applicable to exchanges of one Fund for another.

You may make an exchange request by sending a written request to the Funds’ transfer agent or calling the Funds at 1-877-803-6583.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of a Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Funds.)

Each Fund intends to distribute substantially all of its net investment income and net capital gains. The Growth and Income Fund, the Income Fund and the Income and Growth Fund will make distributions monthly, and the Growth Fund and the Aggressive Growth Fund will make distributions annually in December. Both types of distributions will be reinvested in shares of the respective Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from a Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Funds will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires a Fund to withhold a percentage of any dividend, redemption or exchange proceeds. The Funds reserve the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. Each Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisers to determine the tax consequences of owning a Fund’s shares.

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DISTRIBUTION OF SHARES

Distributor: Ladenburg Thalmann & Co., 277 Park Ave., 26th Floor, New York, NY 10172 is the distributor for shares of the Funds. Ladenburg Thalmann & Co. is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Funds are offered on a continuous basis.

Distribution Fees: The Trust, with respect to the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans for Class A and Class C shares (the “Plans”), pursuant to Rule 12b-1 of the 1940 Act which allows the Fund to pay the Fund’s distributor an annual fee for distribution and shareholder servicing expenses of 0.25% and 1.00% of the Fund’s average daily net assets attributable to Class A and Class C shares, respectively. There is no plan for Class I shares. Because these distribution and shareholder service fees are paid out of the Funds’ assets on an ongoing basis, the fees may, over time, increase the cost of investing in the Funds and cost investors more than other types of sales charges.

The distributor and other entities are paid pursuant to the Plans for distribution and shareholder services provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the distributor or other entities may utilize fees paid pursuant to a Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

Additional Compensation to Financial Intermediaries: The Funds’ distributor, its affiliates, and the Adviser may, at its own expense and out of its own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Funds. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to a Fund’s shareholders. The distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms. Such incentives may, at the distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Householding: To reduce expenses, the Funds will mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 1-877-803-6583 on days the Funds are open for business or contact your financial institution. The Funds will begin sending you individual copies thirty days after receiving your request.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the period of each Fund’s operations. Certain information reflects financial results for a single Fund share. The financial highlights for each of the Funds is presented below. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Funds has been derived from the financial statements audited by BBD, LLP, whose report, along with the Funds’ financial statements, are included in the Funds’ June 30, 2019 annual report, which is available upon request.

Ladenburg Income Fund

The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented.

	Class A
	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016*

Net Asset Value, Beginning of Period	$10.53	$10.59	$10.19	$10.00
Gain (Loss) From Operations:
Net investment income (a)	0.17	0.17	0.14	0.09
Net gain (loss) from securities (both realized and unrealized)	0.38	(0.01)	0.32	0.10
Total from operations	0.55	0.16	0.46	0.19

Distributions to shareholders from:
Net investment income	(0.17)	(0.19)	(0.06)	—
Realized gains	(0.01)	(0.03)	—	—
Total distributions	(0.18)	(0.22)	(0.06)	—

Net Asset Value, End of Period	$10.90	$10.53	$10.59	$10.19

Total Return (b)(f)	5.31%	1.46%	4.50%	1.90	% (e)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$845	$1,024	$987	$133
Ratio of expenses to average net assets,
before reimbursement (d)	1.95%	2.26%	5.84%	88.37	% (c)
net of reimbursement (d)	1.00%	1.00%	1.00%	1.75	% (c)
Ratio of net investment income to average net assets (d)(g)	1.66%	1.63%	1.31%	1.04	% (c)
Portfolio turnover rate	34.73%	27.38%	2.91%	44.11	% (e)

*	Commencement of Operations was August 24, 2015.
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any and does not reflect the impact of any sales charges.
(c)	Annualized.
(d)	Does not include the expenses of other investment companies in which the Fund invests.
(e)	Not Annualized.
(f)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net assets value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for share-holder transactions.
(g)	Recognition of net investment income is affected by the timing and declaration of dividends by underlying funds in which the Fund invests.

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Ladenburg Income Fund

The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented.

	Class C
	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016*

Net Asset Value, Beginning of Period	$10.46	$10.54	$10.17	$10.00
Gain (Loss) From Operations:
Net investment income (loss) (a)	0.11	0.10	0.06	(0.02)
Net gain (loss) from securities (both realized and unrealized)	0.35	(0.02)	0.32	0.19
Total from operations	0.46	0.08	0.38	0.17

Distributions to shareholders from:
Net investment income	(0.08)	(0.13)	(0.01)	—
Realized gains	(0.01)	(0.03)	—	—
Total distributions	(0.09)	(0.16)	(0.01)	—

Net Asset Value, End of Period	$10.83	$10.46	$10.54	$10.17

Total Return (b)(f)	4.51%	0.74%	3.71%	1.70	% (e)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$34	$273	$256	$142
Ratio of expenses to average net assets,
before reimbursement (d)	2.75%	3.01%	8.13%	89.12	% (c)
net of reimbursement (d)	1.75%	1.75%	1.75%	2.50	% (c)
Ratio of net investment income (loss) to average net assets (d)(g)	1.05%	0.93%	0.63%	(0.18	)% (c)
Portfolio turnover rate	34.73%	27.38%	2.91%	44.11	% (e)

*	Commencement of Operations was August 24, 2015.
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any and does not reflect the impact of any sales charges.
(c)	Annualized.
(d)	Does not include the expenses of other investment companies in which the Fund invests.
(e)	Not Annualized.
(f)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net assets value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for share-holder transactions.
(g)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by underlying funds in which the Fund invests.

38

Ladenburg Income Fund

The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented.

	Class I
	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016*

Net Asset Value, Beginning of Period	$10.51	$10.57	$10.19	$10.00
Gain (Loss) From Operations:
Net investment income (a)	0.19	0.20	0.16	0.12
Net gain (loss) from securities (both realized and unrealized)	0.38	(0.02)	0.29	0.07
Total from operations	0.57	0.18	0.45	0.19

Distributions to shareholders from:
Net investment income	(0.19)	(0.21)	(0.07)	—
Realized gains	(0.01)	(0.03)	—	—
Total distributions	(0.20)	(0.24)	(0.07)	—

Net Asset Value, End of Period	$10.88	$10.51	$10.57	$10.19

Total Return (b)(f)	5.59%	1.67%	4.45%	1.90	% (e)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$9,643	$6,285	$3,319	$4
Ratio of expenses to average net assets,
before reimbursement (d)	1.67%	2.01%	4.06%	88.12	% (c)
net of reimbursement (d)	0.75%	0.75%	0.75%	1.50	% (c)
Ratio of net investment income to average net assets (d)(g)	1.85%	1.91%	1.52%	1.40	% (c)
Portfolio turnover rate	34.73%	27.38%	2.91%	44.11	% (e)

*	Commencement of Operations was August 24, 2015.
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(c)	Annualized.
(d)	Does not include the expenses of other investment companies in which the Fund invests.
(e)	Not Annualized.
(f)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net assets value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(g)	Recognition of net investment income is affected by the timing and declaration of dividends by underlying funds in which the Fund invests.
39

Ladenburg Income & Growth Fund

The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented.

	Class A
	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016*

Net Asset Value, Beginning of Period	$10.91	$10.74	$10.06	$10.00
Gain From Operations:
Net investment income (a)	0.16	0.16	0.13	0.04
Net gain from securities (both realized and unrealized)	0.40	0.24	0.64	0.02
Total from operations	0.56	0.40	0.77	0.06

Distributions to shareholders from:
Net investment income	(0.15)	(0.17)	(0.09)	—
Realized gains	—	(0.06)	—	—
Total distributions	(0.15)	(0.23)	(0.09)	—

Net Asset Value, End of Period	$11.32	$10.91	$10.74	$10.06

Total Return (b)(f)	5.20%	3.68%	7.62%	0.60	% (e)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$1,546	$1,478	$1,169	$759
Ratio of expenses to average net assets,
before reimbursement (d)	1.32%	1.46%	4.38%	26.54	% (c)
net of reimbursement (d)	1.00%	1.00%	1.00%	1.75	% (c)
Ratio of net investment income to average net assets (d)(g)	1.44%	1.50%	1.23%	0.47	% (c)
Portfolio turnover rate	24.47%	23.87%	3.85%	67.12	% (e)

*	Commencement of Operations was August 24, 2015.
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any and does not reflect the impact of any sales charges.
(c)	Annualized.
(d)	Does not include the expenses of other investment companies in which the Fund invests.
(e)	Not Annualized.
(f)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net assets value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(g)	Recognition of net investment income is affected by the timing and declaration of dividends by underlying funds in which the Fund invests.

40

Ladenburg Income & Growth Fund

The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented.

	Class C
	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016*

Net Asset Value, Beginning of Period	$10.85	$10.71	$10.06	$10.00
Gain (Loss) From Operations:
Net investment income (a)	0.04	0.10	0.05	0.16
Net gain (loss) from securities (both realized and unrealized)	0.42	0.22	0.65	(0.10)
Total from operations	0.46	0.32	0.70	0.06

Distributions to shareholders from:
Net investment income	(0.08)	(0.12)	(0.05)	—
Realized gains	—	(0.06)	—	—
Total distributions	(0.08)	(0.18)	(0.05)	—

Net Asset Value, End of Period	$11.23	$10.85	$10.71	$10.06

Total Return (b)(f)	4.30%	2.91%	6.92%	0.60	% (e)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$15	$61	$29	$13
Ratio of expenses to average net assets,
before reimbursement (d)	2.07%	2.21%	4.90%	27.29	% (c)
net of reimbursement (d)	1.75%	1.75%	1.75%	2.50	% (c)
Ratio of net investment income to average net assets (d)(g)	0.41%	0.87%	0.44%	1.84	% (c)
Portfolio turnover rate	24.47%	23.87%	3.85%	67.12	% (e)

*	Commencement of Operations was August 24, 2015.
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any and does not reflect the impact of any sales charges.
(c)	Annualized.
(d)	Does not include the expenses of other investment companies in which the Fund invests.
(e)	Not Annualized.
(f)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net assets value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(g)	Recognition of net investment income is affected by the timing and declaration of dividends by underlying funds in which the Fund invests.

41

Ladenburg Income & Growth Fund

The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented.

	Class I
	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016*

Net Asset Value, Beginning of Period	$10.97	$10.79	$10.06	$10.00
Gain (Loss) From Operations:
Net investment income (a)	0.19	0.20	0.16	0.09
Net gain (loss) from securities (both realized and unrealized)	0.39	0.23	0.68	(0.03)
Total from operations	0.58	0.43	0.84	0.06

Distributions to shareholders from:
Net investment income	(0.17)	(0.19)	(0.11)	—
Realized gains	—	(0.06)	—	—
Total distributions	(0.17)	(0.25)	(0.11)	—

Net Asset Value, End of Period	$11.38	$10.97	$10.79	$10.06

Total Return (b)(f)	5.42%	3.97%	8.34%	0.60	% (e)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$33,885	$24,229	$10,022	$70
Ratio of expenses to average net assets,
before reimbursement (d)	1.07%	1.22%	2.38%	26.29	% (c)
net of reimbursement (d)	0.75%	0.75%	0.75%	1.50	% (c)
Ratio of net investment income to average net assets (d)(g)	1.69%	1.80%	1.51%	1.01	% (c)
Portfolio turnover rate	24.47%	23.87%	3.85%	67.12	% (e)

*	Commencement of Operations was August 24, 2015.
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(c)	Annualized.
(d)	Does not include the expenses of other investment companies in which the Fund invests.
(e)	Not Annualized.
(f)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net assets value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(g)	Recognition of net investment income is affected by the timing and declaration of dividends by underlying funds in which the Fund invests.
42

Ladenburg Growth & Income Fund

The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented.

	Class A
	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016*

Net Asset Value, Beginning of Period	$11.51	$11.06	$10.05	$10.00
Gain From Operations:
Net investment income (a)	0.14	0.16	0.12	0.03
Net gain from securities (both realized and unrealized)	0.39	0.55	0.96	0.02
Total from operations	0.53	0.71	1.08	0.05

Distributions to shareholders from:
Net investment income	(0.12)	(0.20)	(0.07)	—
Realized gains	(0.07)	(0.06)	—	—
Total distributions	(0.19)	(0.26)	(0.07)	—

Net Asset Value, End of Period	$11.85	$11.51	$11.06	$10.05

Total Return (b)(f)	4.77%	6.39%	10.74%	0.50	% (e)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$1,751	$1,385	$1,329	$536
Ratio of expenses to average net assets,
before reimbursement (d)	1.16%	1.24%	2.88%	19.78	% (c)
net of reimbursement (d)	1.00%	1.00%	1.00%	1.75	% (c)
Ratio of net investment income to average net assets (d)(g)	1.23%	1.40%	1.13%	0.40	% (c)
Portfolio turnover rate	29.89%	25.45%	2.89%	89.86	% (e)

*	Commencement of Operations was August 24, 2015.
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any and does not reflect the impact of any sales charges.
(c)	Annualized.
(d)	Does not include the expenses of other investment companies in which the Fund invests.
(e)	Not Annualized.
(f)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net assets value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(g)	Recognition of net investment income is affected by the timing and declaration of dividends by underlying funds in which the Fund invests.

43

Ladenburg Growth & Income Fund

The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented.

	Class C
	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016*

Net Asset Value, Beginning of Period	$11.39	$10.98	$10.00	$10.00
Gain (Loss) From Operations:
Net investment income (loss) (a)	0.04	0.07	0.03	(0.03)
Net gain from securities (both realized and unrealized)	0.39	0.54	0.96	0.03
Total from operations	0.43	0.61	0.99	—

Distributions to shareholders from:
Net investment income	(0.08)	(0.14)	(0.01)	—
Realized gains	(0.07)	(0.06)	—	—
Total distributions	(0.15)	(0.20)	(0.01)	—

Net Asset Value, End of Period	$11.67	$11.39	$10.98	$10.00

Total Return (b)(f)	3.93%	5.57%	9.91%	0.00	% (e)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$359	$492	$448	$376
Ratio of expenses to average net assets,
before reimbursement (d)	1.91%	1.99%	4.16%	20.53	% (c)
net of reimbursement (d)	1.75%	1.75%	1.75%	2.50	% (c)
Ratio of net investment income (loss) to average net assets (d)(g)	0.37%	0.66%	0.29%	(0.39	)% (c)
Portfolio turnover rate	29.89%	25.45%	2.89%	89.86	% (e)

*	Commencement of Operations was August 24, 2015.
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any and does not reflect the impact of any sales charges.
(c)	Annualized.
(d)	Does not include the expenses of other investment companies in which the Fund invests.
(e)	Not Annualized.
(f)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net assets value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(g)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by underlying funds in which the Fund invests.
44

Ladenburg Growth & Income Fund

The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented.

	Class I
	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016*

Net Asset Value, Beginning of Period	$11.53	$11.04	$10.06	$10.00
Gain (Loss) From Operations:
Net investment income (loss) (a)	0.17	0.19	0.16	(0.02)
Net gain from securities (both realized and unrealized)	0.38	0.55	0.91	0.08
Total from operations	0.55	0.74	1.07	0.06

Distributions to shareholders from:
Net investment income	(0.14)	(0.19)	(0.09)	—
Realized gains	(0.07)	(0.06)	—	—
Total distributions	(0.21)	(0.25)	(0.09)	—

Net Asset Value, End of Period	$11.87	$11.53	$11.04	$10.06

Total Return (b)(f)	4.95%	6.71%	10.62%	0.60	% (e)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$112,597	$74,300	$39,589	$669
Ratio of expenses to average net assets,
before reimbursement (d)	0.91%	0.99%	1.76%	19.53	% (c)
net of reimbursement (d)	0.75%	0.75%	0.75%	1.50	% (c)
Ratio of net investment income (loss) to average net assets (d)(g)	1.47%	1.68%	1.50%	(0.18)	% (c)
Portfolio turnover rate	29.89%	25.45%	2.89%	89.86	% (e)

*	Commencement of Operations was August 24, 2015.
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(c)	Annualized.
(d)	Does not include the expenses of other investment companies in which the Fund invests.
(e)	Not Annualized.
(f)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net assets value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(g)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by underlying funds in which the Fund invests.
45

Ladenburg Growth Fund

The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented.

	Class A
	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016*

Net Asset Value, Beginning of Period	$12.05	$11.29	$10.00	$10.00
Gain (Loss) From Operations:
Net investment income (a)	0.13	0.15	0.11	0.03
Net gain (loss) from securities (both realized and unrealized)	0.42	0.79	1.23	(0.03	) (f)
Total from operations	0.55	0.94	1.34	0.00

Distributions to shareholders from:
Net investment income	(0.09)	(0.13)	(0.05)	—
Realized gains	(0.03)	(0.05)	—	—
Total distributions	(0.12)	(0.18)	(0.05)	—

Net Asset Value, End of Period	$12.48	$12.05	$11.29	$10.00

Total Return (b)	4.72%	8.29%	13.41%	0.00	% (e)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$737	$576	$308	$163
Ratio of expenses to average net assets,
before reimbursement (d)	1.25%	1.35%	3.53%	46.16	% (c)
net of reimbursement (d)	1.00%	1.00%	1.00%	1.75	% (c)
Ratio of net investment income to average net assets (d)(g)	1.08%	1.27%	1.04%	0.31	% (c)
Portfolio turnover rate	27.81%	16.46%	1.78%	70.86	% (e)

*	Commencement of Operations was August 24, 2015.
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any and does not reflect the impact of any sales charges.
(c)	Annualized.
(d)	Does not include the expenses of other investment companies in which the Fund invests.
(e)	Not Annualized.
(f)	The amount of net realized and unrealized loss on investment per share for the period ended June 30, 2016 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.
(g)	Recognition of net investment income is affected by the timing and declaration of dividends by underlying funds in which the Fund invests.

46

Ladenburg Growth Fund

The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented.

	Class C
	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016*

Net Asset Value, Beginning of Period	$11.90	$11.19	$9.94	$10.00
Gain (Loss) From Operations:
Net investment income (loss)(a)	0.04	0.06	0.02	(0.03)
Net gain (loss) from securities (both realized and unrealized)	0.42	0.78	1.23	(0.03	) (f)
Total from operations	0.46	0.84	1.25	(0.06)

Distributions to shareholders from:
Net investment income	—	(0.08)	—	—
Realized gains	(0.03)	(0.05)	—	—
Total distributions	(0.03)	(0.13)	—	—

Net Asset Value, End of Period	$12.33	$11.90	$11.19	$9.94

Total Return (b)	3.91%	7.55%	12.58%	(0.60	)% (e)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$192	$184	$142	$122
Ratio of expenses to average net assets,
before reimbursement (d)	2.00%	2.10%	4.48%	46.91	% (c)
net of reimbursement (d)	1.75%	1.75%	1.75%	2.50	% (c)
Ratio of net investment income (loss) to average net assets (d)(g)	0.30%	0.47%	0.21%	(0.41	)% (c)
Portfolio turnover rate	27.81%	16.46%	1.78%	70.86	% (e)

*	Commencement of Operations was August 24, 2015.
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any and does not reflect the impact of any sales charges.
(c)	Annualized.
(d)	Does not include the expenses of other investment companies in which the Fund invests.
(e)	Not Annualized.
(f)	The amount of net realized and unrealized loss on investment per share for the period ended June 30, 2016 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.
(g)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by underlying funds in which the Fund invests.

47

Ladenburg Growth Fund

The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented.

	Class I
	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016*

Net Asset Value, Beginning of Period	$12.05	$11.26	$10.00	$10.00
Gain (Loss) From Operations:
Net investment income (a)	0.16	0.18	0.15	0.06
Net gain (loss) from securities (both realized and unrealized)	0.41	0.80	1.18	(0.06	) (f)
Total from operations	0.57	0.98	1.33	0.00

Distributions to shareholders from:
Net investment income	(0.11)	(0.14)	(0.07)	—
Realized gains	(0.03)	(0.05)	—	—
Total distributions	(0.14)	(0.19)	(0.07)	—

Net Asset Value, End of Period	$12.48	$12.05	$11.26	$10.00

Total Return (b)	4.99%	8.70%	13.28%	0.00	% (e)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$58,568	$34,772	$13,493	$99
Ratio of expenses to average net assets,
before reimbursement (d)	1.00%	1.10%	2.26%	45.91	% (c)
net of reimbursement (d)	0.75%	0.75%	0.75%	1.50	% (c)
Ratio of net investment income to average net assets (d)(g)	1.37%	1.54%	1.41%	0.65	% (c)
Portfolio turnover rate	27.81%	16.46%	1.78%	70.86	% (e)

*	Commencement of Operations was August 24, 2015.
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(c)	Annualized.
(d)	Does not include the expenses of other investment companies in which the Fund invests.
(e)	Not Annualized.
(f)	The amount of net realized and unrealized loss on investment per share for the period ended June 30, 2016 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.
(g)	Recognition of net investment income is affected by the timing and declaration of dividends by underlying funds in which the Fund invests.
48

Ladenburg Aggressive Growth Fund

The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented.

	Class A
	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016*

Net Asset Value, Beginning of Period	$12.84	$11.90	$10.14	$10.00
Gain From Operations:
Net investment income (a)	0.12	0.14	0.11	0.04
Net gain from securities (both realized and unrealized)	0.44	1.01	1.65	0.10
Total from operations	0.56	1.15	1.76	0.14

Distributions to shareholders from:
Net investment income	(0.04)	(0.14)	—	—
Realized gains	(0.06)	(0.07)	—	—
Total distributions	(0.10)	(0.21)	—	—

Net Asset Value, End of Period	$13.30	$12.84	$11.90	$10.14

Total Return (b)	4.56%	9.68%	17.36%	1.40	% (e)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$84	$81	$53	$22
Ratio of expenses to average net assets,
before reimbursement (d)	1.45%	1.71%	9.40%	51.22	% (c)
net of reimbursement (d)	1.00%	1.00%	1.00%	1.75	% (c)
Ratio of net investment income to average net assets (d)(f)	0.93%	1.12%	1.01%	0.43	% (c)
Portfolio turnover rate	46.78%	17.45%	6.24%	79.72	% (e)

*	Commencement of Operations was August 24, 2015.
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any and does not reflect the impact of any sales charges.
(c)	Annualized.
(d)	Does not include the expenses of other investment companies in which the Fund invests.
(e)	Not Annualized.
(f)	Recognition of net investment income is affected by the timing and declaration of dividends by underlying funds in which the Fund invests.

49

Ladenburg Aggressive Growth Fund

The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented.

	Class C
	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016*

Net Asset Value, Beginning of Period	$12.53	$11.61	$10.08	$10.00
Gain (Loss) From Operations:
Net investment income (loss) (a)	0.02	0.04	0.02	(0.03)
Net gain from securities (both realized and unrealized)	0.44	0.99	1.51	0.11
Total from operations	0.46	1.03	1.53	0.08

Distributions to shareholders from:
Net investment income	—	(0.04)	—	—
Realized gains	(0.06)	(0.07)	—	—
Total distributions	(0.06)	(0.11)	—	—

Net Asset Value, End of Period	$12.93	$12.53	$11.61	$10.08

Total Return (b)	3.80%	8.89%	15.18%	0.80	% (e)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$178	$152	$139	$121
Ratio of expenses to average net assets,
before reimbursement (d)	2.20%	2.48%	14.24%	51.97	% (c)
net of reimbursement (d)	1.75%	1.75%	1.75%	2.50	% (c)
Ratio of net investment income (loss) to average net assets (d)(f)	0.19%	0.31%	0.22%	(0.34	)% (c)
Portfolio turnover rate	46.78%	17.45%	6.24%	79.72	% (e)
*	Commencement of Operations was August 24, 2015.
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any and does not reflect the impact of any sales charges.
(c)	Annualized.
(d)	Does not include the expenses of other investment companies in which the Fund invests and does not reflect the impact of any sales charges.
(e)	Not Annualized.
(f)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by underlying funds in which the Fund invests.

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Ladenburg Aggressive Growth Fund

The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented.

	Class I
	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016*

Net Asset Value, Beginning of Period	$12.67	$11.73	$10.11	$10.00
Gain From Operations:
Net investment income (a)	0.15	0.17	0.24	0.05
Net gain from securities (both realized and unrealized)	0.43	1.00	1.38	0.06
Total from operations	0.58	1.17	1.62	0.11

Distributions to shareholders from:
Net investment income	(0.07)	(0.16)	—	—
Realized gains	(0.06)	(0.07)	—	—
Total distributions	(0.13)	(0.23)	—	—

Net Asset Value, End of Period	$13.12	$12.67	$11.73	$10.11

Total Return (b)	4.86%	9.98%	16.02%	1.10	% (e)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$21,610	15,889	$7,471	$35
Ratio of expenses to average net assets,
before reimbursement (d)	1.20%	1.48%	4.80%	50.97	% (c)
net of reimbursement (d)	0.75%	0.75%	0.75%	1.50	% (c)
Ratio of net investment income to average net assets (d)(f)	1.22%	1.37%	2.12%	0.60	% (c)
Portfolio turnover rate	46.78%	17.45%	6.24%	79.72	% (e)

*	Commencement of Operations was August 24, 2015.
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(c)	Annualized.
(d)	Does not include the expenses of other investment companies in which the Fund invests.
(e)	Not Annualized.
(f)	Recognition of net investment income is affected by the timing and declaration of dividends by underlying funds in which the Fund invests.
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PRIVACY NOTICE Rev. February 2014
FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

• Social Security number and wire transfer instructions

• account transactions and transaction history

• investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

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What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

• open an account or deposit money

• direct us to buy securities or direct us to sell your securities

• seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes – information about your creditworthiness.

• affiliates from using your information to market to you.

• sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust doesn’t jointly market.

53

Ladenburg Funds

Adviser	Ladenburg Thalmann Asset Management Inc. 277 Park Avenue, 26th Floor New York, NY 10172	Distributor	Ladenburg Thalmann & Co. 277 Park Avenue, 26th Floor New York, NY 10172
Independent Registered Public Accounting Firm	BBD, LLP 1835 Market Street, 3rd Floor Philadelphia, PA 19103	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Custodian	MUFG Union Bank, N.A. 400 California Street San Francisco, CA 94104	Transfer Agent	Gemini Fund Services, LLC 17645 Wright Street, Suite 200 Omaha, NE 68130

Additional information about the Funds is included in the Funds’ Statement of Additional Information dated October 28, 2019
(the “SAI”). The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Funds’ policies and management. Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual Reports to Shareholders. In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about the Funds, or to make shareholder inquiries about the Funds, please call 1-877-803-6583 or by visiting the Funds’ website at www.ladenburgfunds.com. You may also write to:

Ladenburg Funds

c/o Gemini Fund Services, LLC

17645 Wright Street, Suite 200

Omaha, Nebraska 68130

You may review and obtain copies of the Funds’ information at the SEC Public Reference Room in Washington, D.C. Please call
1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-21720

Ladenburg Income Fund

CLASS A shares: LNCAX

CLASS C shares: LNCCX

CLASS I shares: LNCIX

Ladenburg Income & Growth Fund

CLASS A shares: LNOAX

CLASS C shares: LNOCX

CLASS I shares:LNOIX

Ladenburg Growth & Income Fund

CLASS A shares: LOWAX

CLASS C shares: LOWCX

CLASS I shares: LOWIX

Ladenburg Growth Fund

CLASS A shares: LGWAX

CLASS C shares: LGWCX

CLASS I shares: LGWIX

Ladenburg Aggressive Growth Fund

CLASS A shares: LAWAX

CLASS C shares: LAWCX

CLASS I shares: LAGIX

each a Series of Northern Lights Fund Trust

STATEMENT OF ADDITIONAL INFORMATION

October 28, 2019

This Statement of Additional Information ("SAI") is not a Prospectus and should be read in conjunction with the Prospectuses of the Ladenburg Income Fund, Ladenburg Income & Growth Fund, Ladenburg Growth & Income Fund, Ladenburg Growth Fund and Ladenburg Aggressive Growth Fund (each a “Fund” and together the "Funds") dated October 28, 2019 and the Annual Report to Shareholders, copies of which may be obtained without charge by contacting the Funds’ Transfer Agent, Gemini Fund Services, LLC, 17645 Wright Street, Suite 200, Omaha, Nebraska 68130 or by calling 1-877-803-6583.You may also obtain a prospectus by visiting our website at www.ladenburgfunds.com.

TABLE OF CONTENTS

THE FUNDS	1
TYPES OF INVESTMENTS	2
INVESTMENT RESTRICTIONS	28
POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS	30
MANAGEMENT	32
CONTROL PERSONS AND PRINCIPAL HOLDERS	40
INVESTMENT ADVISER	44
DISTRIBUTION OF SHARES	48
PORTFOLIO MANAGERS	53
ALLOCATION OF PORTFOLIO BROKERAGE	54
PORTFOLIO TURNOVER	56
OTHER SERVICE PROVIDERS	56
DESCRIPTION OF SHARES	61
ANTI-MONEY LAUNDERING PROGRAM	61
PURCHASE, REDEMPTION AND PRICING OF SHARES	62
TAX STATUS	67
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	74
LEGAL COUNSEL	74
FINANCIAL STATEMENTS	74
APPENDIX A – DESCRIPTION OF BOND RATINGS	75
APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES OF THE ADVISER	79

 THE FUNDS

The Ladenburg Income Fund, Ladenburg Income & Growth Fund, Ladenburg Growth & Income Fund, Ladenburg Growth Fund and Ladenburg Aggressive Growth Fund (the “Funds”) are each a series of Northern Lights Fund Trust, a Delaware statutory trust organized on January 19, 2005 (the “Trust”). The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the “Board” or “Trustees”).

The Funds may issue an unlimited number of shares of beneficial interest. All shares of each Fund have equal rights and privileges. Each share of a Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of a Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Funds and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of each Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

Each Fund is a diversified investment management company. Ladenburg Thalmann Asset Management, Inc. (the “Adviser”) is the investment adviser to the Funds. Each Fund’s investment objectives, restrictions and policies are more fully described here and in each Prospectus. The Board may start other series and offer shares of a new fund under the Trust at any time.

Each Fund offers three classes of shares: Class A shares, Class C shares and Class I shares. Each share class represents an interest in the same assets of the Funds, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads, (ii) each class of shares may bear different (or no) distribution fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of the Funds into additional classes of shares at a future date.

Under the Trust’s Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee to the extent provided by the Investment

1

Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

TYPES OF INVESTMENTS

The investment objectives of each Fund and a description of its principal investment strategies are set forth under “Fund Summary” in its Prospectus. Each Fund’s investment objectives are not “fundamental” and may be changed without the approval of a majority of its outstanding voting securities.

The Funds intend to purchase shares of exchange traded funds, closed-end and other open-end mutual funds (referred to as "Underlying Funds") in compliance with the requirements of federal law or any applicable exemptive relief received from the Securities and Exchange Commission (the "SEC"). The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fee and administrative costs), and undue influence by a fund of funds over its Underlying Funds. The Funds’ investments in Underlying Funds involve certain additional expenses and certain tax results which would not be present in a direct investment in the Underlying Funds.

The following pages contain more detailed information about the types of instruments (Underlying Funds) in which each Fund may invest.

Equity Securities

Equity securities in which an Underlying Fund invests include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

2

An Underlying Fund may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth.

Convertible Securities

An Underlying Fund may invest in convertible securities and non-investment grade convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Publicly Traded Partnerships/Master Limited Partnerships

An Underlying Fund may invest in publicly traded partnerships, including Master Limited Partnerships. These are limited partnerships the interests in which (known as "units") are traded on public exchanges, just like corporate stock. Such limited partnerships that provide an investor with a direct interest in a group of assets (generally, oil and gas properties). Publicly traded partnership units typically trade publicly, like stock, and thus may provide the investor more liquidity than ordinary limited partnerships. Publicly traded partnerships are also called master limited partnerships and public limited partnerships. A limited partnership has one or more general partners (they may be individuals, corporations, partnerships or another entity) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. When an investor buys units in a publicly traded partnership, he or she becomes a limited partner. Publicly traded partnerships are formed in several ways. A non-traded partnership may decide to go public. Several non-traded partnerships

3

may "roll up" into a single publicly traded partnership. A corporation may spin off a group of assets or part of its business into a partnership of which it is the general partner, either to realize what it believes to be the assets' full value or as an alternative to issuing debt. A corporation may fully convert to a partnership, although since 1986 the tax consequences have made this unappealing; or, a newly formed company may operate as a publicly traded partnership from its inception.

There are different types of risks to investing in publicly traded partnerships including regulatory risks and interest rate risks. Currently most partnerships enjoy pass through taxation of their income to partners, which avoids double taxation of earnings. If the government were to change publicly traded partnerships business tax structure, unitholders would not be able to enjoy the relatively high yields in the sector for long. In addition, publicly traded partnerships which charge government-regulated fees for transportation of oil and gas products through their pipelines are subject to unfavorable changes in government-approved rates and fees, which would affect a publicly traded partnerships revenue stream negatively. Publicly traded partnerships also carry some interest rate risks. During increases in interest rates, publicly traded partnerships may not produce decent returns to shareholders.

Warrants

An Underlying Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Foreign Securities

General. An Underlying Fund may invest in foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Funds by domestic companies or the U.S. government. There may be the possibility of expropriations,

4

seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent the Underlying Fund’s currency exchange transactions do not fully protect the Underlying Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Underlying Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Underlying Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Underlying Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Underlying Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Emerging Markets Securities. An Underlying Fund may invest in emerging market securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Underlying Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

5

Depositary Receipts

An Underlying Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Many of the risks described above regarding foreign securities apply to investments in ADRs.

Debt Securities

An Underlying Fund may invest in debt securities, including non-investment grade debt securities. The following describes some of the risks associated with fixed income debt securities:

Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Credit Risk. Fixed income securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

Extension Risk. An Underlying Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Underlying Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Prepayment Risk. Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities may include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

6

Securities subject to prepayment are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Underlying Fund.

At times, some of the mortgage-backed securities in which the Funds may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause the Underlying Fund to experience a loss equal to any unamortized premium.

Certificates of Deposit and Bankers’ Acceptances

An Underlying Fund may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

An Underlying Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

7

Time Deposits and Variable Rate Notes

An Underlying Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations, which the Underlying Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Underlying Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Underlying Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Underlying Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Underlying Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Underlying Fund’s adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Underlying Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

Insured Bank Obligations

The Underlying Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. An Underlying Fund may purchase bank obligations that are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. An Underlying Fund may also invest in Treasury Inflation-Protected Securities (“TIPS”).  TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation. The values of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (“CPI”). If the CPI goes up by half a percent, the value of the bond (the TIPS)

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would also go up by half a percent. If the CPI falls, the value of the bond does not fall because the government guarantees that the original investment will stay the same. TIPS decline in value when real interest rates rise. However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

United States Government Agencies

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association ("Ginnie Mae"), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Farm Credit Banks, the Federal National Mortgage Association ("Fannie Mae"), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., Ginnie Mae mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., Fannie Mae Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association).

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States Government.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues participation certificates (“PCs”), which represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well

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as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

Mortgage Pass-Through Securities

Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by Ginnie Mae) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is Ginnie Mae. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgage loans is assembled and after being approved by Ginnie Mae, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Treasury.

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On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac.

Resets. The interest rates paid on the Adjustable Rate Mortgage Securities (“ARMs”) in which the Funds may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

Caps and Floors. The underlying mortgages which collateralize the ARMs in which the Funds invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which the Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Funds invests to be shorter than the maturities stated in the underlying mortgages.

High Yield Securities

An Underlying Fund may invest in high yield securities. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody’s). Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments. The risks include the following:

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Greater Risk of Loss. These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Funds would experience a decrease in income and a decline in the market value of its investments.

Sensitivity to Interest Rate and Economic Changes. The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. For example, in 2000, 2001 and 2002, the default rate for high yield securities was significantly higher than in the prior or subsequent years.

Valuation Difficulties. It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity. There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, an Underlying Fund may be required to sell investments at substantial losses or retain them indefinitely when an issuer’s financial condition is deteriorating.

Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation. Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on the Funds’ investments in lower rated securities.

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High yield, high risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. These are bonds sold without registration under the Securities Act of 1933, as amended (the “Securities Act”), usually to a relatively small number of institutional investors.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries.

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. The Funds may hold such common stock and other securities even if they do not invest in such securities.

Closed-End Investment Companies. Each Fund may invest its assets in "closed-end" investment companies (or “closed-end funds”), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") or, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Funds), investors seek to buy and sell shares of closed-end funds in the secondary market.

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The Funds generally will purchase shares of closed-end funds only in the secondary market. The Funds will incur normal brokerage costs on such purchases similar to the expenses the Funds would incur for the purchase of securities of any other type of issuer in the secondary market. The Funds may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Funds purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Funds may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Funds will ever decrease. In fact, it is possible that this market discount may increase and the Funds may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Funds’ shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Funds at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Funds.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. The Funds’ investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Open-End Investment Companies (“Mutual Funds”). The Fund and any “affiliated persons,” as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any Underlying Fund. Accordingly, when affiliated persons hold shares of any of the Underlying Funds, the Funds’ ability to invest fully in shares of those funds is restricted, and the Advisor must then, in some instances, select alternative investments that would not have been its first preference. The 1940 Act also provides that an Underlying Fund whose shares are purchased by the Funds will be

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obligated to redeem shares held by the Funds only in an amount up to 1% of the Underlying Fund's outstanding securities during any period of less than 30 days. Shares held by the Funds in excess of 1% of an Underlying Fund's outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Funds’ total assets.

Under certain circumstances an Underlying Fund may determine to make payment of a redemption by the Funds wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, the Funds may hold securities distributed by an Underlying Fund until the Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisers of the Underlying Funds are made independently of the Funds and its Adviser. Therefore, the investment adviser of one Underlying Fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such funds. The result would be an indirect expense to the Funds without accomplishing any investment purpose.

Exchange Traded Funds (“ETFs”). ETFs are passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (“UITs”), which are unmanaged portfolios overseen by trustees. ETFs generally have two markets. The primary market is where institutions swap “creation units” in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (“NAV”) is calculated. ETFs share many similar risks with open-end and closed-end funds.

There is a risk that ETFs in which the Funds invest may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Funds intend to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although the Funds believe that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. To the extent the Funds invest in a sector product, the Funds are subject to the risks associated with that sector.

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REITs

An Underlying Fund may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs,” “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Funds can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Funds, but also may indirectly bear similar expenses of some of the REITs in which it invests.

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Securities Options

An Underlying Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100®. Indices may also be based on an industry or market segment, such as the NYSE Arca Oil and Gas Index or the Business Equipment Quota Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange and the Philadelphia Stock Exchange.

An Underlying Fund's obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Underlying Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received

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upon the original option, in which event the Underlying Fund will have paid a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by an Underlying Fund expires unexercised, that Underlying Fund realizes a loss equal to the premium paid. If the Underlying Fund enters into a closing sale transaction on an option purchased by it, the Underlying Fund will realize a gain if the premium received by the Underlying Fund on the closing transaction is more than the premium paid to purchase the option or a loss if it is less. If an option written by an Underlying Fund expires on the stipulated expiration date or if the Underlying Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by an Underlying Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Underlying Fund will realize a gain or loss.

Certain Risks Regarding Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by an Underlying Fund of options on stock indices will be subject to the ability of the adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Underlying Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Underlying Fund. Inasmuch as the Underlying Fund's securities will not duplicate the components of an index, the correlation

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will not be perfect. Consequently, the Underlying Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Underlying Fund's securities that would result in a loss on both such securities and the options on stock indices acquired by the Underlying Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Underlying Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Underlying Fund is unable to close out a call option on securities that it has written before the option is exercised, the Underlying Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Underlying Fund was unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions. Transactions using options (other than options that an Underlying Fund has purchased) expose the Underlying Fund to an obligation to another party. The Underlying Fund will not enter into any such transactions unless it owns either (i) an offsetting ("covered") position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. The Underlying Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the Custodian (as defined under the section entitled “Custodian”) in the prescribed amount. Under current SEC guidelines, the Underlying Fund will segregate assets to cover transactions in which the Underlying Fund writes or sells options.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Underlying Fund's assets to cover or segregated accounts could impede portfolio management or the Underlying Fund's ability to meet redemption requests or other current obligations.

Options on Futures Contracts. An Underlying Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in

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return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Dealer Options

An Underlying Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Funds might look to a clearing corporation to exercise exchange-traded options, if the Underlying Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Underlying Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Underlying Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Underlying Fund writes a dealer option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Underlying Fund originally wrote the option. While the Underlying Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Underlying Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Underlying Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Underlying Fund may be unable to liquidate a dealer option. With respect to options written by the Underlying Fund, the inability to enter into a closing transaction may result in material losses to the Underlying Fund. For example, because the Underlying Fund must maintain a secured position with respect to any call option on a security it writes, the Underlying Fund may not sell the assets that it has segregated to secure the position while it is obligated under the option. This requirement may impair the Underlying Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. An Underlying Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Underlying Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In

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such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Underlying Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, an Underlying Fund will change its treatment of such instruments accordingly.

Spread Transactions

An Underlying Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Underlying Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Underlying Fund does not own, but which is used as a benchmark. The risk to the Underlying Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Underlying Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Repurchase Agreements

An Underlying Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Underlying Fund) purchases a security (known as the "underlying security") from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Underlying Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Underlying Fund on repurchase. In either case, the income to the Underlying Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be "fully collateralized," in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Underlying Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Underlying Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Underlying Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

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Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are paid when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when an Underlying Fund purchases or sells a security, no price would be paid or received by the Underlying Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Underlying Fund's open positions in futures contracts, the Underlying Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Underlying Fund.

These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." An Underlying Fund expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Underlying Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Underlying Fund realizes a gain; if it is less, the Underlying Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Underlying Fund will be able to enter into an offsetting transaction with respect to a

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particular futures contract at a particular time. If the Underlying Fund is not able to enter into an offsetting transaction, the Underlying Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Regulation as a Commodity Pool Operator

The Trust, on behalf of each Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, (“CEA”) and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder, with respect to each Fund's operations. Accordingly, the Funds are not subject to registration or regulation as a commodity pool operator.

When-Issued, Forward Commitments and Delayed Settlements

An Underlying Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled “Custodian”) will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Underlying Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Underlying Fund’s commitment. It may be expected that the Underlying Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

An Underlying Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Underlying Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Underlying Fund’s liquidity and the ability of the Underlying Fund's adviser to manage them may be affected in the event the Underlying Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

An Underlying Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Underlying Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to

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the Underlying Fund on the settlement date. In these cases the Underlying Fund may realize a taxable capital gain or loss. When the Underlying Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Underlying Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Underlying Fund starting on the day the Underlying Fund agrees to purchase the securities. The Underlying Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Illiquid and Restricted Securities

Each Underlying Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Underlying Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Underlying Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by NASDAQ.

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Under guidelines adopted by the Trust's Board, the adviser of an Underlying Fund may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organization ("NRSRO") or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality, and (3) the Adviser’s decision takes into account all relevant factors of the trading market for the specific security.

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Underlying Fund adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of the Underlying Fund's assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Lending Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

Short Sales

An Underlying Fund may sell securities short involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Funds sell a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

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When an Underlying Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Underlying Fund is required to make a margin deposit in connection with such short sales; the Underlying Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Underlying Fund cover its short position, the Underlying Fund will incur a loss; conversely, if the price declines, the Underlying Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). The Funds do not intend to enter into short sales (other than short sales "against the box") if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 10% of the value of such Fund’s net assets. This percentage may be varied by action of the Board. A short sale is "against the box" to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Swap Agreements

An Underlying Fund may enter into interest rate, index and currency exchange rate swap agreements in an attempt to obtain a particular desired return at a lower cost to the Underlying Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Underlying Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Underlying Fund's

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obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Underlying Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities, to avoid leveraging of the Underlying Fund's portfolio.

Whether the Underlying Fund's use of swap agreements enhance the Underlying Fund's total return will depend on the adviser's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Underlying Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Underlying Fund's adviser will cause the Underlying Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Underlying Fund's repurchase agreement guidelines. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Underlying Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

Certain Investment Techniques and Derivatives Risk

When the adviser of an Underlying Fund uses investment techniques such as margin, leverage and short sales, and forms of financial derivatives, such as options and futures, an investment in the Underlying Fund may be more volatile than investments in other mutual funds. Although the intention is to use such investment techniques and derivatives to minimize risk to the Underlying Fund, as well as for speculative purposes,

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there is the possibility that improper implementation of such techniques and derivative strategies or unusual market conditions could result in significant losses to the Underlying Fund. Derivatives are used to limit risk in the Underlying Fund or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund’s initial investment in that instrument (in some cases, the potential loss in unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be paid for positions held less than the required minimum holding period, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.

INVESTMENT RESTRICTIONS

The Funds have each adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

1. Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.

2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

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3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities); the Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry or group of industries. The Fund will not invest 25% or more of its total assets in any investment company that concentrates. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF EACH FUND. THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS.

1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Borrowing. The Fund will not purchase any security while borrowings representing more than one third of its total assets are outstanding. The Fund will generally not borrow for investment purposes. However, the Fund will borrow money if a redemption exceeds available cash.

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3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investment techniques.

It should be noted that the Fund will from time to time invest in some Underlying Funds which are in effect leveraged, meaning that the values of those investments will fluctuate, for example, twice as fast as an underlying index or asset class – such leverage involving the same kind of risk as investing on margin, but without the interest cost.

4. Illiquid Investments. The Fund will not invest 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

If a restriction on a Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Funds’ portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

It is the Trust’s policy to: (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust’s shareholders and those of the Trust’s affiliates.

The Funds disclose their portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period. The Funds may also disclose its portfolio holdings by mailing a quarterly report to its shareholders. In addition, the Funds will disclose its portfolio holdings reports on Forms N-CSR and Forms N-Q two months after the end of each quarter/semi-annual period.

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The Funds may, from time to time, make available month end portfolio holdings information on the Funds’ website at www.ladenburgfunds.com. The month end portfolio holdings are generally posted to the website within fifteen days of the end of each month and remain available until new information for the next month is posted.

The Funds may choose to make available to rating agencies such as Lipper, Morningstar or Bloomberg earlier and more frequently on a confidential basis.

Under limited circumstances, as described below, the Funds’ portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the SEC on Form N-CSR or Form N-Q. In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential and to not trade on any material non-public information and to not trade on any material non-public information.

• The Adviser. Personnel of the Adviser, including personnel responsible for managing the Funds’ portfolios, may have full daily access to Fund portfolio holdings because that information is necessary in order for the Adviser to provide its management, administrative, and investment services to the Funds. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

• Gemini Fund Services, LLC. Gemini Fund Services, LLC is the transfer agent, fund accountant, administrator and custody administrator for the Funds; therefore, its personnel have full daily access to the Funds’ portfolio holdings because that information is necessary in order for them to provide the agreed-upon services for the Trust.

• MUFG Union Bank, N.A. MUFG Union Bank, N.A. is the custodian for each Fund; therefore, its personnel have full daily access to the Funds’ portfolio holdings because that information is necessary in order for them to provide the agreed-upon services for the Funds.

• BBD, LLP. BBD, LLP is the Funds’ independent registered public accounting firm; therefore, its personnel have access to the Funds’ portfolio holdings in connection with auditing of the Funds’ annual financial statements and providing assistance and consultation in connection with SEC filings.

• Thompson Hine LLP. Thompson Hine LLP is counsel to the Fund; therefore its personnel have access to the Funds’ portfolio holdings in connection with the review of the Funds’ annual and semi-annual shareholder reports and SEC filings.

• Counsel to the Independent Trustees. Counsel to the Independent Trustees and its personnel have access to the Funds’ portfolio holdings in connection with review of the Funds’ annual and semi-annual shareholder reports and SEC filings.

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Additions to List of Approved Recipients. The Trust’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Funds’ portfolio securities at any time or to any persons other than those described above. In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential and to not trade on any material non-public information. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Funds, the Adviser or any other party receive any direct or indirect compensation in connection with the disclosure of information about each Fund's portfolio holdings.

Compliance with Portfolio Holdings Disclosure Procedures. The Trust’s Chief Compliance Officer will report periodically to the Board with respect to compliance with each Fund's portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the SEC and are available upon request. The Board consists of six (6) individuals all of whom are not “interested persons” (as defined under the 1940 Act) of the Trust, or an adviser of a fund in the Trust (“Independent Trustees”). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by Anthony Hertl, an Independent Trustee, who has served as the Chairman of the Board since July 2013. The Board of Trustees is comprised of Mr. Hertl and five (5) additional Independent Trustees. Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for Board meetings and (ii) providing

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information to Board members in advance of each Board meeting and between Board meetings. Generally, the Trust believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership. The Trust believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its Funds and each shareholder.

Board Risk Oversight

The Board of Trustees has a standing independent Audit Committee with a separate chair, Mark H. Taylor. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

Anthony J. Hertl has over 20 years of business experience in the financial services industry and related fields including serving as chair of the finance committee for the Borough of Interlaken, New Jersey and Vice President-Finance and Administration of Marymount College, holds a Certified Public Accountant designation, serves or has served as a member of other mutual fund boards outside of the group of Funds managed by the Adviser (the “Fund Complex”) and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other fund boards.

Gary W. Lanzen has over 20 years of business experience in the financial services industry, holds a Master’s degree in Education Administration, is a Certified Financial Planner, serves as a member of two other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards.

Mark H. Taylor has over two decades of academic and professional experience in the accounting and auditing areas, has Doctor of Philosophy, Master’s and Bachelor’s degrees in Accounting, is a Certified Public Accountant and is a Director of the Lynn Pippenger School of Accountancy at the Muma College of Business at the University of

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South Florida. He serves as a member of two other mutual fund boards outside of the Fund Complex, has served a fellowship in the Office of the Chief Accountant at the headquarters of the United States Securities Exchange Commission, served a three-year term on the AICPA Auditing Standards Board (2008-2011), and like the other Board members, possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards.

John V. Palancia has over 30 years of business experience in financial services industry including serving as the Director of Futures Operations for Merrill Lynch, Pierce, Fenner & Smith, Inc. Mr. Palancia holds a Bachelor of Science degree in Economics. He also possesses a strong understanding of risk management, balance sheet analysis and the regulatory framework under which regulated financial entities must operate based on service to Merrill Lynch. Additionally, he is well versed in the regulatory framework under which investment companies must operate and serves as a member of three other fund boards.

Mark D. Gersten has more than 30 years of experience in the financial services industry, having served in executive roles at AllianceBernstein LP and holding key industry positions at Prudential-Bache Securities and PriceWaterhouseCoopers. He also serves as a member of two other mutual fund boards outside of the Fund Complex. Mr. Gersten is a certified public accountant and holds an MBA in accounting. Like other Trustees, his experience has given him a strong understanding of the regulatory framework under which investment companies operate.

Mark S. Garbin has more than 30 years of experience in corporate balance sheet and income statement risk management for large asset managers, serving as Managing Principal of Coherent Capital Management LLC since 2007. Mr. Garbin has extensive derivatives experience and has provided consulting services to alternative asset managers. He is both a Chartered Financial Analyst and Professional Risk Manager charterholder and holds advanced degrees in international business. The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each Trustee makes them each highly qualified.

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The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17645 Wright Street, Suite 200, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); and OFI Carlyle Private Credit Fund (since March 2018)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
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Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007)

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Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since June 2017

Vice President, The Ultimus Group, LLC and Executive Vice President, Gemini Fund Services, LLC (since 2019); President, Gemini Fund Services, LLC (2012-2019)

Treasurer of the Trust
(2006-June 2017); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, LLC, (2004 -2013).

			N/A	N/A
Richard Malinowski 80 Arkay Drive Hauppauge, NY 11788 Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President, Gemini Fund Services, LLC (2012-2016)	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President - Fund Administration, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1979	Secretary Since February 2017

Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (from 2013 - 2018); Paralegal, Gemini Fund Services, LLC (2010-2013).

			N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2007	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**As of July 31, 2019, the Trust was comprised of 79 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s adviser. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s adviser.

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Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls. The Audit committee operates pursuant to an Audit Committee Charter. The Audit Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Audit Committee generally will not consider shareholder nominees. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. During the past fiscal year, the Audit Committee held fourteen meetings.

Compensation

Effective January 1, 2019, each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust will receive a quarterly fee of $46,250, allocated among each of the various portfolios comprising the Trust and Northern Lights Variable Trust (together, the “Trusts”), a separate registrant that shares a common board with the Trust (the “Board”), for his attendance at the regularly scheduled meetings of the Board, to be paid in advance of each calendar quarter, as well as reimbursement for any reasonable expenses incurred. In addition to which, the Chairman of the Board receives a quarterly fee of $11,250 and the Audit Committee Chairman receives a quarterly fee of $8,750.

Prior to January 1, 2019, each Trustee who is not affiliated with the Trusts or an investment adviser to any series of the Trusts received a quarterly fee of $43,750, allocated among each of the various portfolios comprising the Trusts. In addition to the quarterly fees and reimbursements, the Chairman of the Board previously received a quarterly fee of $10,000 and the Audit Committee Chairman received a quarterly fee of $7,500.

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Additionally, in the event a meeting of the Board of Trustees other than its regularly scheduled meetings (a “Special Meeting”) is required, each Independent Trustee will receive a fee of $2,500 per Special Meeting, as well as reimbursement for any reasonable expenses incurred, to be paid by the relevant series of the applicable Trust or its investment adviser depending on the circumstances necessitating the Special Meeting.

The table below details the amount of compensation the Trustees received from the Trust during the fiscal year ended June 30, 2019. Each Independent Trustee attended all quarterly meetings during the period. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Ladenburg Income Fund	Ladenburg Income & Growth Fund	Ladenburg Growth & Income Fund	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex* Paid to Directors
Anthony J. Hertl	$2,151	$2,151	$2,151	None	None	$6,453
Gary Lanzen	$1,811	$1,811	$1,811	None	None	$5,433
Mark H. Taylor	$1,925	$1,925	$1,925	None	None	$5,775
John V. Palancia	$1,811	$1,811	$1,811	None	None	$5,433
Mark D. Gersten	$1,811	$1,811	$1,811	None	None	$5,433
Mark Garbin	$1,811	$1,811	$1,811	None	None	$5,433

Name and Position	Ladenburg Growth Fund	Ladenburg Aggressive Growth Fund	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex* Paid to Directors
Anthony J. Hertl	$2,151	$2,151	None	None	$4,302
Gary Lanzen	$1,811	$1,811	None	None	$3,622
Mark H. Taylor	$1,925	$1,925	None	None	$3,850
John V. Palancia	$1,811	$1,811	None	None	$3,622
Mark D. Gersten	$1,811	$1,811	None	None	$3,622
Mark Garbin	$1,811	$1,811	None	None	$3,622

_____________

* The term “Fund Complex” includes series of the Northern Lights Fund Trust (“NLFT”) that are advised by the Adviser. There are currently multiple series comprising the Trust. Trustees’ fees are allocated equitable among the series in the Trust.

Trustee and Management Ownership

As of October 2, 2019, the Trustees and officers, as a group, owned no shares of the Fund and less than 1.00% of the Fund Complex’s outstanding shares.

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CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledged the existence of control.

As of October 2, 2019, the following shareholders of record owned 5% or more of the outstanding shares of the Fund:

Name & Address	Shares	Percentage of Share Class

Ladenburg Income Fund
Class A
Pershing LLC	2,628	6.17%
Duane A Cash
P. O. Box 2052
Jersey City, NI 07303-9998

National Financial Services LLC	4,921	11.56%
499 Washington Blvd
Jersey City, NJ 07310

National Financial Services LLC	5,468	12.85%
499 Washington Blvd
Jersey City, NJ 07310

National Financial Services LLC	2,443	5.74%
499 Washington Blvd
Jersey City, NJ 07310

National Financial Services LLC	4,656	10.94%
499 Washington Blvd
Jersey City, NJ 07310

National Financial Services LLC	2,575	6.05%
499 Washington Blvd
Jersey City, NJ 07310

Class C
National Financial Services LLC	1,486	47.86%
499 Washington Blvd
Jersey City, NJ 07310

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National Financial Services LLC	1,618	52.11%
499 Washington Blvd
Jersey City, NJ 07310

Class I
Charles Schwab & Co Inc	62,545	6.44%
Attn Mutual Funds
221 Main St.
San Francisco, Ca 94105

Ladenburg Income & Growth Fund
Class A
National Financial Services LLC	9,362	7.02%
499 Washington Blvd
Jersey City, NJ 07310

National Financial Services LLC	11,541	8.66%
499 Washington Blvd
Jersey City, NJ 07310

National Financial Services LLC	8,669	6.51%
499 Washington Blvd
Jersey City, NJ 07310

National Financial Services LLC	10,282	7.72
499 Washington Blvd
Jersey City, NJ 07310

Class C
National Financial Services LLC	1,357	99.92%
NFS/FMTC ROTH IRA
499 Washington Blvd
Jersey City, NJ 07310

Class I
TD Ameritrade Inc	268,978	8.26%
PO Box 2226
Omaha, NE 68103-2226

Ladenburg Growth & Income Fund
Class A
TD Ameritrade Inc	43,981	24.96%
PO Box 2226
Omaha, NE 68103-2226

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Class C
Constellation Trust Co	8,175	28.58%
Cust FBO/Bradley H Brown
IRA
4948 Hwy 88 E
Harrisburg, Ne 69345

National Financial Services LLC	2,454	8.58%
499 Washington Blvd
Jersey City, NJ 07310

National Financial Services LLC	10,392	36.33%
499 Washington Blvd
Jersey City, NJ 07310

National Financial Services LLC	1,854	6.48%
499 Washington Blvd
Jersey City, NJ 07310

National Financial Services LLC	2,892	10.11%
499 Washington Blvd
Jersey City, NJ 07310

Class I
TD Ameritrade Inc	1,018,290	10.07%
PO Box 2226
Omaha, NE 68103-2226

Ladenburg Growth Fund
Class A

TD Ameritrade Inc	3,889	6.31%
Customers
Po Box 2226
Omaha, NE 68103-2226

Vagrin Living Trust	9,212	14.95%
4839 Cabreo CT
Lakewood Ranch, FL 34211

National Financial Services LLC	4,550	7.39%
499 Washington Blvd
Jersey City, NJ 07310

National Financial Services LLC	5,234	8.50%
499 Washington Blvd
Jersey City, NJ 07310
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National Financial Services LLC	3,118	5.06%
499 Washington Blvd
Jersey City, NJ 07310

National Financial Services LLC	5,586	9.07%
499 Washington Blvd
Jersey City, NJ 07310

Class C
National Financial Services LLC	2,658	17.04%
499 Washington Blvd
Jersey City, NJ 07310

National Financial Services LLC	2,804	17.98%
499 Washington Blvd
Jersey City, NJ 07310

National Financial Services LLC	1,053	6.76%
499 Washington Blvd
Jersey City, NJ 07310

National Financial Services LLC	1,649	10.57%
499 Washington Blvd
Jersey City, NJ 07310

National Financial Services LLC	1,015	6.51%
499 Washington Blvd
Jersey City, NJ 07310

National Financial Services LLC	1,406	9.02%
499 Washington Blvd
Jersey City, NJ 07310

Class I
TD Ameritrade	861,959	16.94%
FBO Our Customers
P.O. Box 2226
Omaha, NE 68103

Ladenburg Aggressive Growth Fund
Class A
Philip Blancato	531	8.17%
434 Hartford Dr.
Nutley, NJ 07110

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National Financial Services LLC	5,263	83.86%
499 Washington Blvd
Jersey City, NJ 07310

National Financial Services LLC	440	7.01%
499 Washington Blvd
Jersey City, NJ 07310

Class C
Constellation Trust Co.	13,791	99.99%
Michael Quinn
1039 Grove St.
Oshkosh, WI 54901

Class I
TD Ameritrade	284,181	16.94%
FBO/Our Customers
P.O. Box 2226
Omaha, NE 68103

INVESTMENT ADVISER

The adviser to each Fund is Ladenburg Thalmann Asset Management, Inc. (the “Adviser”), located at 277 Park Avenue, 26th Floor, New York NY 10172. Subject to the authority of the Board of Trustees, the Adviser is responsible for the overall management of the Funds’ business affairs. The Adviser is responsible for selecting each Fund's investments according to its investment objective, polices, and restrictions. The Adviser was established in 1982 for the purpose of advising individuals and institutions. As of June 30, 2019, the Adviser had $3,037,582,593 billion in assets under management.

The fee paid to the Adviser by the Funds is governed by an investment advisory agreement (the "Advisory Agreement") between the Trust, on behalf of the Funds and the Adviser.  For a description of the compensation paid to the Adviser, please see the prospectus.  A new investment advisory agreement with respect to the Funds was approved by the Board on January 29, 2019. A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement is available in the Funds’ annual report to shareholders dated June 30, 2019.

Under the Advisory Agreement, the Adviser, under the supervision of the Board, agrees to invest the assets of the Funds in accordance with applicable law and the investment objective, policies and restrictions set forth in each Fund’s current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser. The Adviser shall act as the investment advisor to the Funds and, as such shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and

44

securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Funds in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the  issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and  to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Adviser also provides the Funds with all necessary office facilities and personnel for servicing the Funds’ investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities.

Pursuant to the Advisory Agreement, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.50% of each Fund’s average daily net assets.

For the Ladenburg Income Fund, during the fiscal year ended June 30, 2019, the Fund accrued $44,190 in advisory fees, of which all were waived and the Adviser reimbursed $37,907 of expenses to the Fund. For the Ladenburg Income & Growth Fund, during the fiscal year ended June 30, 2019, the Fund accrued $148,056 in advisory fees, of which $95,081 was waived and the Adviser reimbursed $0 of expenses to the Fund. For the Ladenburg Growth & Income Fund, during the fiscal year ended June 30, 2019, the Fund accrued $462,595 in advisory fees, of which $148,929 was waived and the Adviser reimbursed $0 of expenses to the Fund. For the Ladenburg Growth Fund, during the fiscal year ended June 30, 2019, the Fund accrued $233,024, of which $118,115 was waived and the Adviser reimbursed $0 of the expenses to the Fund. For the Ladenburg Aggressive Growth Fund, during the fiscal year ended June 30, 2019, the Fund accrued $101,601, of which $90,394 was waived and the Adviser reimbursed $0 of the expenses to the Fund.

For the Ladenburg Income Fund, during the fiscal year ended June 30, 2018, the Fund accrued $32,274 in advisory fees, of which all were waived and the Adviser reimbursed $49,327 of expenses to the Fund. For the Ladenburg Income & Growth Fund, during the fiscal year ended June 30, 2018, the Fund accrued $92,357 in advisory fees, of which $86,324 was waived and the Adviser reimbursed $0 of expenses to the Fund. For the Ladenburg Growth & Income Fund, during the fiscal year ended June 30, 2018, the Fund accrued $293,073 in advisory fees, of which $ 140,516 was waived and the Adviser reimbursed $0 of expenses to the Fund. For the Ladenburg Growth Fund, during the fiscal year ended June 30, 2018, the Fund accrued $119,767, of which $83,388 was waived and the Adviser reimbursed $0 of the expenses to the Fund. For the Ladenburg Aggressive Growth Fund, during the fiscal year ended June 30, 2018, the Fund accrued $53,482, of which $53,482 was waived and the Adviser reimbursed $24,917 of the

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expenses to the Fund.

For the Ladenburg Income Fund, during the fiscal year ended June 30, 2017, the Fund accrued $8,368 in advisory fees, of which all were waived and the Adviser reimbursed $60,741 of expenses to the Fund. For the Ladenburg Income & Growth Fund, during the fiscal year ended June 30, 2017, the Fund accrued $27,523, of which all were waived and the Adviser reimbursed $82,319 of expenses to the Fund. For the Ladenburg Growth & Income Fund, during the fiscal year ended June 30, 2017, the Fund accrued $78,259 in advisory fees, of which all were waived and the Adviser reimbursed $95,316 of expenses to the Fund. For the Ladenburg Growth Fund, during the fiscal year ended June 30, 2017, the Fund accrued $30,148, of which all were waived and the Adviser reimbursed $65,107 of expenses to the Fund. For the Ladenburg Aggressive Growth Fund, during the fiscal year ended June 30, 2017, the Fund accrued $5,988, of which all were waived and the Adviser reimbursed $55,282 of the expenses to the Fund.

The Fund’s Adviser has contractually agreed to waive management fees and/or to make payments to limit Fund expenses, at least until October 31, 2020, so that the total annual operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commission, acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officer and Trustees, contractual indemnification of Fund service providers (other than the adviser)) of each Fund do not exceed, 1.00%, 1.75%, and 0.85% of the Fund’s average daily net assets attributable to the Fund’s Class A, Class C, and Class I Shares, respectively. Any waiver or reimbursement by the adviser is subject to repayment by the Fund within the three years from the date the adviser waived any payment or reimbursed any expense, if the Fund is able to make the repayment without exceeding the current expense limitation in place at the time of waiver or the current expense limitation and the repayment is approved by the Board of Trustees.

Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the applicable Fund. Under the terms of the Advisory Agreement, the Funds are each responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or Distributor (as defined under the section entitled (“The Distributor”) (c) the fees and certain expenses of the Custodian (as defined under the section entitled “Custodian”) and Transfer and Dividend Disbursing Agent (as defined under the section entitled “Transfer Agent”), including the cost of maintaining certain required records of the Fund and of pricing the Fund’s shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Trust may be a member, (h) the cost of fidelity and liability insurance, (i) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC,

46

qualifying its shares under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes, (j) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Funds who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (k) litigation and indemnification expenses and other extraordinary expenses not paid in the ordinary course of the Fund’s business.

The Advisory Agreement will continue in effect for two (2) years initially and thereafter continues from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Funds. The Advisory Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of that Fund’s outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment.

Codes of Ethics

The Trust, the Adviser and the Distributor (as defined under the section entitled (“Distribution of Shares”)) each have adopted codes of ethics under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the Trust’s code, the Trustees are permitted to invest in securities that may also be purchased by the Funds.

In addition, the Trust has adopted a separate code of ethics (the “Code”) that applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the SEC and in other public communications made by the Funds; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and v) accountability for adherence to the Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies of securities held by the Funds to the Adviser and responsibility for voting proxies of securities held by the Funds to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the

47

Funds and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Funds, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest. A copy of the Adviser's Proxy Voting Policies is attached hereto as Appendix B.

More information. Information regarding how the Funds voted proxies relating to portfolio securities held by the Funds during the most recent 12-month period ending June 30 are available (1) without charge, upon request, by calling the Funds at 1-877-803-6583 and (2) on the SEC’s website at http://www.sec.gov. In addition, a copy of the Funds’ proxy voting policies and procedures are also available by calling 1-877-803-6583 and will be sent within three business days of receipt of a request.

DISTRIBUTION OF SHARES

Ladenburg Thalmann & Co., (the “Distributor”) located at 277 Park Avenue, 26th Floor, New York, NY 10172 serves as the principal underwriter and national distributor for the shares of the Funds pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the FINRA. The offering of each Fund's shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use reasonable efforts to facilitate the sale of the Fund’s shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Funds. The Underwriting Agreement will automatically terminate in the event of its assignment.

The Distributor may enter into selling agreements with broker-dealers that solicit orders for the sale of shares of the Funds and may allow concessions to dealers that sell shares of the Funds. The Distributor receives the portion of the Class A sales charge on all direct initial investments in the Funds and on all investments in accounts with no designed dealer of record.

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The following table sets forth the total compensation received by the Distributor from the Fund during the fiscal year ended June 30, 2019:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Ladenburg Income Fund Class A	$ 1,600	$ 0	$ 0	$ 0
Ladenburg Income & Growth Fund Class A	$ 2,336	$ 0	$ 0	$ 0
Ladenburg Growth & Income Fund Class A	$ 2,204	$ 0	$ 0	$ 0
Ladenburg Growth Fund Class A	$ 1,336	$ 0	$ 0	$ 0

The Distributor also receives 12b-1 fees from Fund as described under the following section entitled “Rule 12b-1 Plan”.

Rule 12b-1 Plans

The Trust, with respect to the Funds, has adopted a Master Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act (the "Plans") for each of Class A and Class C shares pursuant to which each Fund is authorized to pay the Distributor, as compensation for Distributor's account maintenance services under the Plans, a distribution and shareholder servicing fee at the rate of up to 0.25% for Class A shares and up to 1.00% for Class C shares of the Funds’ average daily net assets attributable to the relevant class. There is no plan for Class I shares. Such fees are to be paid by the Funds monthly, or at such other intervals as the Board shall determine. Such fees shall be based upon the Funds’ average daily net assets during the preceding month, and shall be calculated and accrued daily. The Funds may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of Trustees of the Trust and the Distributor. The Plans authorize payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others ("Recipients") to provide these services and paying compensation for these services. The Funds will bear their own costs of distribution with respect to its shares.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Funds; assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and in processing purchase and redemption transactions; making the Funds’ investment plan and shareholder services available; and providing such other information and services to investors in shares of the Funds as the Distributor or the Trust, on behalf of the Funds, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Funds.

During the fiscal year ended June 30, 2017, Ladenburg Income Fund paid $1,217 and $1,887 for Class A and Class C shares in distribution related fees pursuant to the Plans, respectively. During the fiscal year ended June 30, 2018, Ladenburg Income Fund paid $2,068 and $2,683 for Class A and Class C shares in distribution related fees pursuant to the Plans, respectively. During the fiscal year ended June 30, 2019, Ladenburg Income Fund paid $2,364 and $1,573 for Class A and Class C shares in

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distribution related fees pursuant to the Plans, respectively. For the fiscal period indicated below, the Ladenburg Income Fund paid the following allocated distribution fees:

Actual 12b-1 Expenditures Paid by Ladenburg Income Fund During the Fiscal Period Ended June 30, 2019
	Ladenburg Income Fund Class A	Ladenburg Income Fund Class C
Advertising/Marketing	None	None
Printing/Postage	None	None
Payment to distributor	$14	$0
Payment to dealers	$2,350	$1,573
Compensation to sales personnel	None	None
Other	$0	$0
Total	$2,364	$1,573

During the fiscal year ended June 30, 2017, Ladenburg Income & Growth Fund paid $2,736 and $188 for Class A and Class C shares in distribution related fees pursuant to the Plans, respectively. During the fiscal year ended June 30, 2018, Ladenburg Income & Growth Fund paid $3,073 and $559 for Class A and Class C shares in distribution related fees pursuant to the Plans, respectively. During the fiscal year ended June 30, 2019, Ladenburg Income & Growth Fund paid $4,016 and $221 for Class A and Class C shares in distribution related fees pursuant to the Plans, respectively. For the fiscal period indicated below, the Ladenburg Income & Growth Fund paid the following allocated distribution fees:

Actual 12b-1 Expenditures Paid by Ladenburg Income & Growth Fund During the Fiscal Period Ended June 30, 2019
	Class A	Class C
Advertising/Marketing	None	None
Printing/Postage	None	None
Payment to distributor	$14	$0
Payment to dealers	$4,002	$221
Compensation to sales personnel	None	None
Other	$0	$0
Total	$4,016	$221

During the fiscal year ended June 30, 2017, Ladenburg Growth & Income Fund paid $2,383 and $3,983 for Class A and Class C shares in distribution related fees pursuant to the Plans, respectively. During the fiscal year ended June 30, 2018, Ladenburg Growth & Income Fund paid $3,343 and $4,714 for Class A and Class C shares in distribution related fees pursuant to the Plans, respectively. During the fiscal year ended June 30, 2019, Ladenburg Growth & Income Fund paid $3,726 and $3,611 for Class A and Class C shares in distribution related fees pursuant to the Plans, respectively.

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For the fiscal period indicated below, the Ladenburg Growth & Income Fund paid the following allocated distribution fees:

Actual 12b-1 Expenditures Paid by Ladenburg Growth & Income Fund During the Fiscal Period Ended June 30, 2019
	Class A	Class C
Advertising/Marketing	None	None
Printing/Postage	None	None
Payment to distributor	$15	$0
Payment to dealers	$3,711	$3,611
Compensation to sales personnel	None	None
Other	$0	$0
Total	$3,726	$3,611

During the fiscal year ended June 30, 2017, Ladenburg Growth Fund paid $458 and $1,310 for Class A and Class C shares in distribution related fees pursuant to the Plans, respectively. During the fiscal year ended June 30, 2018, Ladenburg Growth Fund paid $1,329 and $1,688 for Class A and Class C shares in distribution related fees pursuant to the Plans, respectively. During the fiscal year ended June 30, 2019, Ladenburg Growth Fund paid $1,724 and $1,835 for Class A and Class C shares in distribution related fees pursuant to the Plans, respectively. For the fiscal period indicated below, the Ladenburg Growth Fund paid the following allocated distribution fees:

Actual 12b-1 Expenditures Paid by Ladenburg Growth Fund During the Fiscal Period Ended June 30, 2019
	Class A	Class C
Advertising/Marketing	None	None
Printing/Postage	None	None
Payment to distributor	$16	$0
Payment to dealers	$1,708	$1,835
Compensation to sales personnel	None	None
Other	$0	$0
Total	$1,724	$1,835

During the fiscal year ended June 30, 2017, Ladenburg Aggressive Growth Fund paid $52 and $1,300 for Class A and Class C shares in distribution related fees pursuant to the Plans, respectively. During the fiscal year ended June 30, 2018, Ladenburg Aggressive Growth Fund paid $195 and $1,488 for Class A and Class C shares in distribution related fees pursuant to the Plans, respectively. During the fiscal year ended June 30, 2019, Ladenburg Aggressive Growth Fund paid $201 and $1,658 for Class A and Class C shares in distribution related fees pursuant to the Plans, respectively.

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For the fiscal period indicated below, the Ladenburg Aggressive Growth Fund paid the following allocated distribution fees:

Actual 12b-1 Expenditures Paid by Ladenburg Aggressive Growth Fund During the Fiscal Period Ended June 30, 2019
	Class A	Class C
Advertising/Marketing	None	None
Printing/Postage	None	None
Payment to distributor	$16	$0
Payment to dealers	$185	$1,658
Compensation to sales personnel	None	None
Other	$0	$0
Total	$201	$1,658

The Distributor is required to provide a written report, at least quarterly to the Board of Trustees, specifying in reasonable detail the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The Plans may not be amended to increase materially the amount of the Distributor's compensation to be paid by the Funds, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected class of the applicable Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of Trustees of the Trust and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on the Plans. During the term of the Plans, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Rule 12b-1 Plans, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to a Plan will be in writing and provide that: (a) it may be terminated by the Trust or the applicable Fund at any time upon sixty days written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

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PORTFOLIO MANAGERS

Security selection for the Funds is made by Philip Blancato. As of June 30, 2019, Mr. Blancato was responsible for the management of the following types of accounts in addition to the Funds:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	1	$20,991,318	0	0
Other Pooled Investment Vehicles	5	$23,795,382	0	0
Other Accounts	16,123	$2,750,039,414	0	0

Conflicts of Interest.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Funds. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars", if any). The Adviser has adopted policies and procedures and has structured its portfolio managers' compensation in a manner reasonably designed to safeguard the Funds from being negatively affected as a result of any such potential conflicts.

Compensation.

Mr. Blancato receives a salary, retirement plan benefits and performance-based bonus from the Adviser.

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Ownership.

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Manager in the Fund as of June 30, 2019, unless otherwise noted:

Name of Portfolio Manger	Dollar Range of Equity Securities in the Ladenburg Funds
Philip Blancato	$0-$50,000

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Funds are made by the portfolio manager who is an employee of the Adviser. The Adviser is authorized by the Trustees to allocate the orders placed by it on behalf of the Funds to brokers or dealers who may, but need not, provide research or statistical material or other services to the Funds or the Adviser for the Funds’ use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

• the best net price available;

• the reliability, integrity and financial condition of the broker or dealer;

• the size of and difficulty in executing the order; and

• the value of the expected contribution of the broker or dealer to the investment performance of the Funds on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Funds may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Funds. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Funds, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Funds. For the fiscal year ended June 30, 2019, the Funds have had no broker commissions to report.

A Fund has no obligation to deal with any broker or dealer in the execution of its transactions. However, it is contemplated that Ladenburg Thalmann & Co., in its capacity as a registered broker-dealer, will effect substantially all securities transactions that are executed on a national securities exchange and over-the-counter transactions conducted on an agency basis. Such transactions will be executed at competitive commission rates through Ladenburg Thalmann & Co.

Under 1940 Act, persons affiliated with an affiliate of the Adviser (such as

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Ladenburg Thalmann & Co.) may be prohibited from dealing with a Fund as a principal in the purchase and sale of securities. Therefore, Ladenburg Thalmann & Co. will not serve as a Fund’s dealer in connection with over-the-counter transactions. However, Ladenburg Thalmann & Co. may serve as a Fund’s broker in over-the-counter transactions conducted on an agency basis and will receive brokerage commissions in connection with such transactions.

The Adviser may select Ladenburg Thalmann & Co. to execute portfolio transactions. In executing transactions through its affiliated broker/dealer, the Adviser will at all times comply with SEC Rule 17e-1 under the 1940 Act. A Fund will not affect any brokerage transactions in its portfolio securities with Ladenburg Thalmann & Co. or any affiliate if such transactions would be unfair or unreasonable to Fund shareholders, and the commissions will be paid solely for the execution of trades and not for any other services. The brokerage agreement with Ladenburg Thalmann & Co. provides that affiliates and/or affiliates of affiliates of the Adviser may receive brokerage commissions in connection with effecting such transactions for a Fund. In determining the commissions to be paid to Ladenburg Thalmann & Co., it is the policy of each Fund that such commissions will, in the judgment of the Board of Trustees, be (i) at least as favorable to the Fund as those which would be charged by other qualified brokers having comparable execution capability and (ii) at least as favorable to the Fund as commissions contemporaneously charged by Ladenburg Thalmann & Co. on comparable transactions for its most favored unaffiliated customers, except for customers of Ladenburg Thalmann & Co. considered by a majority of the Trust’s disinterested Trustees not to be comparable to the Fund. The Advisory Agreement does not provide for a reduction of the Adviser’s fee by the amount of any profits earned by an affiliate from brokerage commissions generated from portfolio transactions of a Fund. An affiliated broker-dealer will not receive reciprocal brokerage business as a result of the brokerage business placed by aFund with others. The brokerage commissions paid to Ladenburg Thalmann & Co. create a conflict of interest because the Adviser may be influenced by such commission payments to select the affiliated broker over another broker. To ensure the commissions charged are fair, and any conflict of interest mitigated, the disinterested Trustees from time to time review, among other things, information relating to the commissions charged by Ladenburg Thalmann & Co. to the Fund and its other customers, and rates and other information concerning the commissions charged by other qualified brokers on a quarterly basis.

The Advisory Agreement does not provide for a reduction of the Adviser’s fee by the amount of any profits earned by Ladenburg Thalmann & Co. or from brokerage commissions generated from portfolio transactions of a Fund.

While each Fund contemplates no ongoing arrangements with any other brokerage firms, brokerage business may be given from time to time to other firms. Ladenburg Thalmann & Co. will not receive reciprocal brokerage business as a result of the brokerage business placed by the Funds with others.

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PORTFOLIO TURNOVER

A Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds. A 100% turnover rate would occur if all of a Fund’s’ portfolio securities were replaced once within a one-year period.

The following table displays the portfolio turnover rates for the Funds for the fiscal year ended June 30, 2019:

Fund	Portfolio Turnover Rate
Ladenburg Income Fund	34.73%
Ladenburg Income & Growth Fund	24.47%
Ladenburg Growth & Income Fund	29.89%
Ladenburg Growth Fund	27.81%
Ladenburg Aggressive Growth Fund	46.78%

The following table displays the portfolio turnover rates for the Funds for the fiscal year ended June 30, 2018:

Fund	Portfolio Turnover Rate
Ladenburg Income Fund	27.38%
Ladenburg Income & Growth Fund	23.87%
Ladenburg Growth & Income Fund	25.45%
Ladenburg Growth Fund	16.46%
Ladenburg Aggressive Growth Fund	17.45%

OTHER SERVICE PROVIDERS

Fund Administration, Fund Accounting and Transfer Agent Services

Gemini Fund Services, LLC (“GFS”), which has its principal office at 80 Arkay Drive, Hauppauge, New York 11788, serves as administrator, fund accountant and transfer agent for the Funds pursuant to a Fund Services Agreement (the “Agreement”) with the Trust and subject to the supervision of the Board. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS may also provide persons to serve as officers of the Funds. Such officers may be directors, officers or employees of GFS or its affiliates.

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Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including Northern Lights Distributors, LLC and Northern Lights Compliance Services, LLC (“NLCS”) (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”).  As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

The Agreement became effective on June 22, 2011 and remained in effect for two years from the applicable effective date for the Funds, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board.  The Agreement is terminable by the Board or GFS on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of GFS. The Agreement provides that GFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, GFS performs administrative services, including: (1) monitoring the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitoring Fund holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) preparing and coordinating the printing of semi-annual and annual financial statements; (4) preparing selected management reports for performance and compliance analyses; (5) preparing and disseminating materials for and attending and participating in meetings of the Board; (6) determining income and capital gains available for distribution and calculating distributions required to meet regulatory, income, and excise tax requirements; (7) reviewing the Trust's federal, state, and local tax returns as prepared and signed by the Trust's independent public accountants; (8) preparing and maintaining the Trust's operating expense budget to determine proper expense accruals to be charged to each Fund to calculate its daily net asset value; (9) assisting in and monitoring the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Trust’s Registration Statement on Form N-1A, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-CEN, N-CSR, N-Q and N-PX; (10) coordinating the Trust's audits and examinations by assisting each Fund’s independent public accountants; (11) determining, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitating such registration or qualification; (12) monitoring sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitoring the calculation of performance data for the Fund; (14) preparing, or cause to be prepared, expense and financial reports; (15) preparing authorizations for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) providing information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assisting each Fund in the evaluation and selection of other service providers, such as independent public

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accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS) and (18) performing other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

For the administrative services rendered to the Funds by GFS under the Agreement, the Funds pay GFS the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets. The Funds also pay GFS for any out-of-pocket expenses.

GFS also provides the Funds with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Funds’ listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Funds; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Funds’ custodian and Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Funds.

For the fund accounting services rendered to the Funds under the Agreement, the Funds pay GFS the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets. The Funds also pay GFS for any out-of-pocket expenses.

GFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to the Agreement. Under the Agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the transfer agent, dividend disbursement and shareholder services rendered to the Funds under the Agreement, the Funds pay GFS the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets. The Funds also pay GFS for any out-of-pocket expenses.

The following table displays administration (including fund accounting), and transfer agency fees, paid to the Administrator, pursuant to the combined fee schedule in the Fund Services Agreement for the following fiscal year ended June 30, 2017:

FUND	Administration Service Fees	Transfer Agency Fees
Ladenburg Income Fund	$13,555	$13,253
Ladenburg Income & Growth Fund	$43,790	$15,123
Ladenburg Growth & Income Fund	$101,071	$40,138
Ladenburg Growth Fund	$36,600	$19,529
Ladenburg Aggressive Growth Fund	$8,868	$3,763

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The following table displays administration (including fund accounting), and transfer agency fees, paid to the Administrator, pursuant to the combined fee schedule in the Fund Services Agreement for the following fiscal year ended June 30, 2018:

FUND	Administration Service Fees	Transfer Agency Fees
Ladenburg Income Fund	$12,898	$7,822
Ladenburg Income & Growth Fund	$31,276	$13,199
Ladenburg Growth & Income Fund	$105,789	$43,479
Ladenburg Growth Fund	$40,124	$16,091
Ladenburg Aggressive Growth Fund	$19,974	$7,942

The following table displays administration (including fund accounting), and transfer agency fees, paid to the Administrator, pursuant to the combined fee schedule in the Fund Services Agreement for the following fiscal year ended June 30, 2019:

FUND	Administration Service Fees	Transfer Agency Fees
Ladenburg Income Fund	$11,344	$4,344
Ladenburg Income & Growth Fund	$34,050	$15,709
Ladenburg Growth & Income Fund	$82,526	$38,983
Ladenburg Growth Fund	$53,077	$22,716
Ladenburg Aggressive Growth Fund	$23,599	$11,923

Custodian

MUFG Union Bank, N.A. (the “Custodian”), 400 California Street, San Francisco, CA 94104, serves as the custodian of the Funds’ assets pursuant to a Custody Agreement by and between the Custodian and the Trust on behalf of the Funds.  The Custodian’s responsibilities include safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on each Fund’s investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. A Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

Custody Administrator

GFS serves as “Custody Administrator” under the Funds’ Custody Agreement with the Custodian and receives a share of the fees paid to the Custodian for performing certain administrative tasks normally performed by the Custodian, as well as certain enhanced reporting in connection with these functions. For these services, GFS receives a share of the asset-based custody fee as well as a portion of certain transaction fees paid under the Custody Agreement.

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Compliance Services

Northern Lights Compliance Services, LLC (“NLCS”), 17645 Wright Street, Suite 2, Omaha, NE 68130, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. NLCS’s compliance services consist primarily of reviewing and assessing the policies and procedures of the Trust and its service providers pertaining to compliance with applicable federal securities laws, including Rule 38a-1 under the 1940 Act. For the compliance services rendered to the Fund, the Fund pays NLCS an annual fixed fee and an asset based fee, which scales downward based upon the Fund’s net assets. The Fund also pays NLCS for any out-of-pocket expenses.

The following table displays the compliance service fees for the Funds for the fiscal year ended June 30, 2017:

Fund	Compliance Service Fees
Ladenburg Income Fund	$3,658
Ladenburg Income & Growth Fund	$9,134
Ladenburg Growth & Income Fund	$16,388
Ladenburg Growth Fund	$5,903
Ladenburg Aggressive Growth Fund	$3,868

The following table displays the compliance service fees for the Funds for the fiscal year ended June 30, 2018:

Fund	Compliance Service Fees
Ladenburg Income Fund	$6,690
Ladenburg Income & Growth Fund	$7,725
Ladenburg Growth & Income Fund	$13,216
Ladenburg Growth Fund	$9,244
Ladenburg Aggressive Growth Fund	$7,048

The following table displays the compliance service fees for the Funds for the fiscal year ended June 30, 2019:

Fund	Compliance Service Fees
Ladenburg Income Fund	$5,034
Ladenburg Income & Growth Fund	$7,314
Ladenburg Growth & Income Fund	$15,881
Ladenburg Growth Fund	$9,981
Ladenburg Aggressive Growth Fund	$6,194

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DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series. Class A, Class C and Class I shares of each Fund vote separately on matters related to their Rule 12b-1 Plans.

The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Funds. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by Section 352 the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program is written and has been approved by the Board of Trustees. The program provides for the development of policies, procedures and internal controls reasonably designed to prevent money laundering, the designation of an anti-money laundering compliance officers who is responsible for implementing and monitoring the Program, an ongoing anti-money laundering training for appropriate persons and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor and Transfer Agent have established reasonable anti-money laundering procedures, have reported suspicious and/or fraudulent activity and have completed thorough reviews of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other

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suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND

PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading "How Shares are Priced," the net asset value ("NAV") of the Funds’ shares is determined by dividing the total value of a Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Funds.

Generally, the Fund’s domestic securities (including underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges) are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Fund’s fair value committee in accordance with procedures approved by the Board and as further described below. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market.

Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Short-term investments having a maturity of 60 days or less may be generally valued at amortized cost. Exchange traded options; are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the exchange on which such options are traded. Futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance

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with the valuation procedures approved by the Board.

Under certain circumstances, the Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Fund shares are not priced, the value of securities held by the Fund can change on days when Fund shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Fund’s fair value committee in accordance with procedures approved by the Board as discussed below. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders. In addition, because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Fund shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that become known to the Funds or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

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When market quotations are insufficient or not readily available, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board or their designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one of more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Committee and Valuation Process. This Committee is composed of one of more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Funds’ holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi)

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the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Standards For Fair Value Determinations. As a general principle, the fair value of a security is the amount that the Funds might reasonably expect to realize upon its current sale. The Trust has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures ("ASC 820"). In accordance with ASC 820, fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available under the circumstances.

Various inputs are used in determining the value of each Fund's investments relating to ASC 820. These inputs are summarized in the three broad levels listed below.

.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The fair value team takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of the Funds with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties and (vii) the

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liquidity or illiquidity of the market for the security.

Board of Trustees Determination. The Board of Trustees meets at least quarterly to consider the valuations provided by the fair value committee and to ratify the valuations made for the applicable securities. The Board of Trustees considers the reports provided by the fair value committee, including follow up studies of subsequent market-provided prices when available, in reviewing and determining in good faith the fair value of the applicable portfolio securities.

The Trust expects that the New York Stock Exchange (“NYSE”) will be closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by a Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at NAV per share or offering price (NAV plus a sales charge, if applicable) computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV or offering price per share.

Notice to Texas Shareholders

Under section 72.1021(a) of the Texas Property Code, initial investors in a Fund who are Texas residents may designate a representative to receive notices of abandoned property in connection with Fund shares. Texas shareholders who wish to appoint a representative should notify the Trust’s Transfer Agent by writing to the address below to obtain a form for providing written notice to the Trust:

Ladenburg Funds

c/o Gemini Fund Services, LLC

17645 Wright Street, Suite 200

Omaha, Nebraska 68130

Redemption of Shares

A Fund will redeem all or any portion of a shareholder's shares in the Fund when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

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(c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

A Fund may purchase shares of Underlying Funds which charge a redemption fee to shareholders (such as the Fund) that redeem shares of the Underlying Fund within a certain period of time (such as one year). The fee is payable to the Underlying Fund. Accordingly, if a Fund were to invest in an Underlying Fund and incur a redemption fee as a result of redeeming shares in such Underlying Fund, the Fund would bear such redemption fee. A Fund will not, however, invest in shares of an Underlying Fund that is sold with a contingent deferred sales load.

Supporting documents in addition to those listed under “Redemptions” in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Funds.

The Funds have each qualified and intend to continue to qualify and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Funds should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Funds will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses. Net

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capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Funds. Capital losses incurred in tax years beginning after December 22, 2010 may now be carried forward indefinitely and retain the character of the original loss. Under previously enacted laws, capital losses could be carried forward to offset any capital gains for only eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

At June 30, 2019, certain Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring
Fund	Short-Term	Long-Term	Total
Ladenburg Income Fund	$22,295	$—	$22,295
Ladenburg Income & Growth Fund	138,505	—	138,505
Ladenburg Growth & Income Fund	170,912	—	170,912
Ladenburg Growth Fund	—	—	—
Ladenburg Aggressive Growth Fund	—	—	—

The Funds intend to distribute all of their net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the applicable Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, each Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If a Fund fails to qualify as a regulated investment company under Subchapter M

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in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Funds are subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Funds during the preceding calendar year. Under ordinary circumstances, the Funds expect to time their distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income. In most cases the Funds will hold shares in Underlying Funds for less than 12 months, such that its sales of such shares from time to time will not qualify as long-term capital gains for those investors who hold shares of such Fund in taxable accounts.

Distributions from the Funds of dividends or capital gains generally are taxable to shareholders holding taxable accounts regardless of the length of time such shareholders have held shares of such Fund.

Redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to reinvest distributions in the form of additional shares will have a cost basis for federal

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income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Funds. U.S. Shareholders are urged to consult their own tax advisers regarding the implications of the additional Medicare tax resulting from an investment in a Fund.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Funds will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if a Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Other Reporting and Withholding Requirements

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as

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necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for an Underlying Fund, the Underlying Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Underlying Fund, defer losses to the Underlying Fund, cause adjustments in the holding periods of a Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Underlying Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Underlying Fund's book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Underlying Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund's book income is less than taxable income, the Underlying Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by an Underlying Fund in certain "passive foreign investment companies" ("PFICs") could subject the Underlying Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Underlying Fund may elect to treat a PFIC as a "qualified electing fund" ("QEF”), in which case the Underlying Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company.

The Underlying Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Underlying Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Underlying Fund to avoid taxation. Making either of these elections therefore may require the Underlying Fund to liquidate other investments (including when it is not advantageous to do so) to meet its

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distribution requirement, which also may accelerate the recognition of gain and affect the Underlying Fund's total return.

Foreign Currency Transactions

An Underlying Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by an Underlying Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Underlying Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Underlying Fund may be able to elect to "pass through" to its shareholders the amount of eligible foreign income and similar taxes paid by the Underlying Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Underlying Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Underlying Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Underlying Fund's income will flow through to shareholders of the Underlying Fund. With respect to the Underlying Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Underlying Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

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Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income, which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by an Underlying Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. An Underlying Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by an Underlying Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Underlying Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Underlying Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

If the Underlying Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Underlying Fund actually received. Such distributions may be made from the cash assets of the Underlying Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Underlying Fund may realize gains or losses from such liquidations. In the event the Underlying Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

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Shareholders of the Funds may be subject to state and local taxes on distributions received from a Fund and on redemptions of Fund shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year each Fund issues to its shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Funds have selected BBD, LLP located at 1835 Market Street, 3rd Floor, Philadelphia, PA 19103, as their independent registered public accounting firm, for the current fiscal year. The firm provides services including (1) audit of annual financial statements, and (2) assistance and consultation in connection with SEC filings.

LEGAL COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215, serves as the Trust's legal counsel.

FINANCIAL STATEMENTS

The financial statements and report of the independent registered public accounting firm required to be included in this SAI are hereby incorporated by reference to the Annual Report for the Funds for the fiscal year ended June 30, 2019. You can obtain a copy of the financial statements contained in the Funds’ Annual or Semi-Annual Report without charge by calling the Funds at 1-877-803-6583.

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APPENDIX A

DESCRIPTION OF BOND RATINGS

Standard & Poor's Ratings Group. A Standard & Poor's corporate bond rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment of credit worthiness may take into consideration obligors, such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, unavailability of such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.   Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2.   Nature of and provisions of the obligation.

3.  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

AA - Debt rated AA also qualifies as high quality debt obligations. Capacity to pay interest and repay principal is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on a balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

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B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC - Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - The rating C is typically applied to debt subordinated to senior debt, which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace periods; it will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized. Plus (+) or Minus (-) - To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR - indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Moody's Investors Service, Inc. A brief description of the applicable Moody's rating symbols and their meanings follows:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be

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considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Duff & Phelps, Inc.: AAA-- highest credit quality, with negligible risk factors; AA -- high credit quality, with strong protection factors and modest risk, which may vary very slightly from time to time because of economic conditions; A-- average credit quality with adequate protection factors, but with greater and more variable risk factors in periods of economic stress. The indicators "+" and "-" to the AA and A categories indicate the relative position of a credit within those rating categories.

Fitch Investors Service LLP.: AAA -- highest credit quality, with an exceptionally strong ability to pay interest and repay principal; AA -- very high credit quality, with very strong ability to pay interest and repay principal; A -- high credit quality, considered strong as regards principal and interest protection, but may be more vulnerable to adverse changes in economic conditions and circumstances. The indicators "+" and "-" to the AA, A and BBB categories indicate the relative position of credit within those rating categories.

DESCRIPTION OF NOTE RATINGS

A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

Source of Payment (the more dependent the issue is on the market for its refinancing, the more

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likely it will be treated as a note.) Note rating symbols are as follows:

• SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

• SP-2 Satisfactory capacity to pay principal and interest.

• SP-3 Speculative capacity to pay principal and interest.

Moody's Short-Term Loan Ratings - Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

Rating symbols and their meanings follow:

• MIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

• MIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

• MIG 3 - This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

• MIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.: Commercial paper rated "Prime" carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

Standard & Poor's Ratings Group: "A" is the highest commercial paper rating category utilized by Standard & Poor's Ratings Group which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its "A" classification.

Duff & Phelps Inc.: Duff 1 is the highest commercial paper rating category utilized by Duff & Phelps which uses + or - to denote relative strength within this classification. Duff 2 represents good certainty of timely payment, with minimal risk factors. Duff 3 represents satisfactory protection factors, with risk factors larger and subject to more variation.

Fitch Investors Service LLP.: F-1+ -- denotes exceptionally strong credit quality given to issues regarded as having strongest degree of assurance for timely payment; F-1 -- very strong, with only slightly less degree of assurance for timely payment than F-1+; F-2 -- good credit quality, carrying a satisfactory degree of assurance for timely payment.

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APPENDIX B

LADENBURG THALMANN ASSET MANAGEMENT, INC.

PROXY VOTING POLICIES & PROCEDURES

General

Unless the power to vote proxies for a client is reserved to that client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries), LTAM based upon its investment advisory agreement would be responsible for voting the proxies related to that account. Furthermore, LTAM will only vote proxy once an account is deemed “effective”, which occurs when LTAM has taken full investment management and trading authorization of an account. Because LTAM has such responsibility, it has implemented these Proxy Voting Policies and Procedures.

Proxy Voting Policies and Procedures

The Chief Compliance Officer shall identify those client accounts that LTAM is responsible for voting proxies by reviewing the Client's investment advisory contract.

Unless the power to vote proxies for a client is reserved to that client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries), LTAM is responsible for voting the proxies related to that account.

Proxy Voting Guidelines

LTAM shall vote proxies related to securities held by any client in a manner in the best interests of the client. LTAM shall consider only those factors that relate to the client's investment, including how its vote will economically impact and affect the value of the client's investment.

Proxy votes will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, and maintain or increase the rights of shareholders. Proxy votes will be cast against proposals having the opposite effect. In voting on each and every issue, LTAM shall vote in a prudent and diligent fashion and only after a careful evaluation of the issue presented on the ballot. LTAM has adopted the following voting guidelines:

Corporate Governance

Unless exceptional circumstances exist, LTAM will vote against proposals that make it more difficult to replace Board members, including proposals to:

• Stagger the Board

• Overweight management on the Board

• Introduce cumulative voting

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• Introduce unequal voting rights

• Create super majority voting

• Establish pre-emptive rights

Takeovers

LTAM will vote against proposals that make it more difficult for a company to be taken over by outsiders, and in favor of proposals that attempt to do the opposite.

Compensation Plans

LTAM will vote in favor of proposals by management or shareholders concerning various compensation and stock option plans that will act to make management and employee compensation more dependent on long-term stock price performance. LTAM will vote against incentive stock awards that act to concentrate significant amounts of stock in the hands of upper management.

Capital Structure

While Capital Structure Issue are reviewed on a case by case basis. LTAM will vote against proposals to move LTAM to another jurisdiction less favorable to shareholders' interests, or to restructure classes of stock in such a way as to benefit one class of shareholders at the expense of another, such as dual classes (A and B shares) of stock. Examples of Capital Structure Issues that LTAM will vote against include:

• Dual Class stock for the purpose of increasing the number of authorized shares of stock with superior voting rights

• Issue stock for use with Rights Plan (“Poison Pill”)

• To create or increase “Blank Check” preferred stock with unspecified voting, conversion, and dividend distribution

Liquidations: Votes on liquidations should be made on a case by case basis after reviewing management’s efforts to pursue other alternatives such as issuance of Private Placements, Warrants, Convertible Debentures,, or types of Mergers, Acquisitions, or Spin-Offs and consider some of the following factors, appraisal value of assets and the compensation plan for executives managing the liquidation. LTAM will vote consistent with the established order of priority in bankruptcy proceedings with debt holder’s interest first over equity holder’s interest.

Alternative proposals presented to avoid bankruptcy will be considered on a case by case basis evaluating what will serve the interest of our advisory customer or Fund shareholder.

Board Size

LTAM will vote against any proposals that act to increase the size of the board beyond 15 members.

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Outside Directors

LTAM will vote against any proposal to allow the Chief Executive Officer of a company to appoint outside directors, and in favor of any proposal to eliminate this ability.

Proxy Voting Conflicts of Interest

LTAM recognizes that conflicts between itself and clients may arise in voting the proxies of public companies and that these conflicts must be addressed. The Chief Compliance Officer is responsible for identifying potential conflicts of interest in regard to the proxy voting process.

Where appropriate, LTAM will vote the proxies based on the clients' best interest and not the product of the conflict. LTAM will vote securities based on a pre-determined voting policy set forth herein.

Voting Records & Record of Voting Instructions

LTAM management shall maintain records reflecting client voting instructions on matters where there are conflicts. LTAM recognizes obligations to maintain records as required by Rule 204-2(c)(2) under the Advisers Act and, as applicable, Rule 30b1-4 under the Investment Company Act of 1940. Therefore, LTAM has adopted the following record keeping procedure:

The person assigned responsibility for voting proxies or, if that person is an outside service provider, the person in LTAM’s compliance department responsible for maintaining compliance records shall prepare and maintain the files/records required by these procedures.

Proxy Statements

A record of all proxy statements of securities held in client portfolios which LTAM has agreed to vote proxies shall be maintained in the form of an EXCEL (or similar) spreadsheet. Hard copies of the proxy statements shall not be maintained in files; instead, LTAM shall rely on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) system or other similar electronic storage.

Proxy Voting Record for Form N-PX

The person responsible for voting proxies shall maintain a record in the form of an EXCEL (or similar) spreadsheet containing the following information for each matter relating to a portfolio security considered at any shareholder meeting with respect to which the client is entitled to vote:

• The exchange ticker symbol of the portfolio security;

• The name of the issuer of the portfolio security;

• The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security;

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• The shareholder meeting date;

• A brief identification of the matter voted on;

• Whether the matter was proposed by the issuer or by a security holder;

• Whether the registrant cast its vote on the matter;

• How the registrant cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

• Whether the registrant cast its vote for or against management.

All other proxies, which are not for LTAFX, are logged as to date of vote and a record of the vote is maintained.

Memoranda

In addition to the records required as set forth above, the person assigned responsibility for voting proxies shall maintain a copy of documents created by LTAM personnel that were material to the voting decision.

Request for Data

A copy of each written client request for LTAM’s voting record on behalf of the client and a copy of each written response including a copy of a formatted voting record shall be maintained.

Regulatory Reporting of Proxy Votes

LTAM recognizes that it has investment company clients, such clients are required by Rule 30b1-4 under the Investment Company Act of 1940 to file Form N-PX, Annual Report of Proxy Record of Registered Management Investment Company, with the SEC not later than August 31st of each year; and that the Form is to contain LTAM’s proxy voting record, separately for each Fund (or series), for the most recent 12-month period ended June 30. Therefore, to the extent requested by clients, LTAM personnel and service providers shall assist with:

• preparation of Form N-PX, incorporating the spreadsheet prepared as required by Part C.4.; and

• review, execution and filing of the report on Form N-XP

Disclosure of Policies and Procedures for Voting Proxies

LTAM recognizes that it is required by Rule 206(4)-6 under the Investment Advisers Act of 1940 to disclose to clients its proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.

Disclosure in Form ADV Part 2

A brief description of these procedures shall be included in Part 2a of LTAM’s Form ADV

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